As Filed with the Securities and Exchange Commission on April 27, 2006
                                                    Registration Nos. 2 - 30771
                                                                    811 - 01764

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             [ ] Pre-Effective Amendment No.
                             [x] Post-Effective Amendment No. 54

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             [x] Amendment No. 54

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
              (FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
                           (Exact Name of Registrant)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                               (Name of Depositor)

2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA            73106
(Address of Depositor's Principal Executive Offices)       (Zip Code)

Depositor's Telephone Number, Including Area Code             (405) 523-2000

Stephen P. Garrett                            Copies to:
Senior Vice President and
Chief Compliance Officer                      Jennifer Wheeler
American Fidelity Assurance Company           McAfee & Taft
2000 N. Classen Boulevard                     A Professional Corporation
Oklahoma City, Oklahoma  73106                10th Floor, Two Leadership Square
(Name and Address of Agent for Service)       Oklahoma City, OK 73102-7103


Approximate Date of Proposed Public Offering:    As soon as practicable after
                                                 effectiveness of the
                                                 Registration Statement

It is proposed that this filing will become effective (check appropriate box)
      [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
      [x] on  May 1, 2006 pursuant to paragraph (b) of Rule 485
      [ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
      [ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:          Group variable annuity contracts
-------------------------------------------------------------------------------

===============================================================================

                                    AFPR1ME
                                            GROWTH(R)
                                                     Variable Annuity

                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company

                                   PROSPECTUS
                                   May 1, 2006


     American Fidelity Separate Account A is offering the AFPR1ME GROWTH(R) Variable Annuity to employers and self-employed individuals for use in qualified retirement plans. The AFPR1ME GROWTH(R) Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.

     The assets of Separate Account A will be invested solely in American Fidelity Dual Strategy Fund, Inc.(R) Dual Strategy Fund's primary investment objective is long-term capital growth; its secondary investment objective is the production of income. The fund invests in a diversified portfolio consisting primarily of common stock. Any income and realized capital gains from the fund will be reinvested by Separate Account A in shares of Dual Strategy Fund.

     This prospectus contains important information about the AFPR1ME GROWTH(R) Variable Annuity and Separate Account A that a prospective investor should know before investing. To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2006 that we filed with the Securities and Exchange Commission. The SEC maintains a web site (http://www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference and other material that we file electronically with the SEC.

     The Statement of Additional Information is incorporated by reference into this document. The table of contents of the Statement of Additional Information appears on the last page of this prospectus. For a free copy of our Statement of Additional Information, call us at (800) 662-1106 or write to us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@af-group.com.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                _______________

    Please read this prospectus carefully and keep it for future reference.

                                GLOSSARY OF TERMS

     Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.

     Accumulation phase: The period of time between becoming a participant and the commencement of annuity payments. Until you begin receiving annuity payments, your policy is in the accumulation period.

     Accumulation unit: The unit of measurement we use to keep track of the value of your account during the accumulation period.

     Annuitant: The person on whose life annuity payments are based.

     Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

     Annuity date: The date annuity payments begin.

     Annuity options: The various methods available to select as pay-out plans for your annuity payments.

     Annuity payments: Payments made after retirement to participants pursuant to the contract.

     Annuity phase: The period during which we make annuity payments.

     Annuity unit: The unit of measurement we use to calculate your annuity payments during the annuity period.

     Code: The Internal Revenue Code of 1986, as amended.

     Contract: The master group contract between American Fidelity and a contract owner.

     Contract owner: The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.

     Participant: A person, like yourself, who has an interest in an annuity contract due to making premium deposits.

     Participant account: The account we maintain for you, as a participant, reflecting the accumulation units credited to you.

     Purchase payment: Money invested by or on behalf of participants in a contract.

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

Summary..................................................................1
Fee Table................................................................2
The AFPR1ME GROWTH(R) Variable Annuity...................................3
Purchasing Accumulation Units............................................4
Receiving Payments From the Annuity......................................5
Expenses.................................................................7
Withdrawals..............................................................8
Death Benefit............................................................9
Federal Tax Matters.....................................................10
Other Information.......................................................14
Legal Proceedings.......................................................16
Financial Statements....................................................16
Table of Contents of Statement of Additional Information................17

                                     SUMMARY

     In this summary, we discuss some of the important features of your group annuity contract. You should read the entire prospectus for more detailed information about your policy and Separate Account A.

     The AFPR1ME GROWTH(R) Variable Annuity. The AFPR1ME GROWTH(R) Variable Annuity is a contract between an employer, who is the contract owner on behalf of its participants, and American Fidelity, which is the insurance company. Money invested in the AFPR1ME GROWTH(R) Variable Annuity is invested on a tax deferred basis in Dual Strategy Fund. The AFPR1ME GROWTH(R) Variable Annuity is designed for people seeking long-term earnings, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not become a participant in the AFPR1ME GROWTH(R) Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.

     Like all deferred annuities, the annuity contract has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity on a pre-tax basis, and your earnings accumulate on a tax-deferred basis. You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply if you make withdrawals before age 59 1/2.

     The annuity phase begins when you start receiving regular payments from your participant account. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of Dual Strategy Fund.

     Dual Strategy Fund. The money you invest in your AFPR1ME GROWTH(R) Variable Annuity is used to purchase, at net asset value, shares of Dual Strategy Fund. You can make or lose money on your investment, depending on market conditions.

     Taxes. Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. If you withdraw any money before you are 59 1/2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the annuity period are taxable.

     Withdrawals. You may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals. Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw. If a withdrawal causes your participant account to have a remaining value of less than $1,000, we may redeem all your accumulation units and cancel your account. After a complete withdrawal, you may not establish a new participant account without our consent.

     Although the contract does not have a "free-look" provision, you do have the right to withdraw all or part of the value of your participant account at any time without paying a withdrawal fee.

     Questions. If you have any questions about your contract or need more information, please contact us at:

           American Fidelity Assurance Company
           Annuity Services Department
           P.O. Box 25520 Oklahoma City, OK 73125-0520 Telephone: (800) 662-1106 E-mail: va.help@af-group.com

                                    FEE TABLE

         The following tables describe the fees and expenses you will pay when buying, owning and surrendering your policy. The first table describes the fees and expenses that you will pay at the time you buy your policy or make a purchase payment. State premium taxes may also be deducted.

One-time Contract Certificate Fee.......................................$15.00
Participant Transaction Expenses (as a percentage of purchase payments)
     Sales Charge........................................................3.00%
     Administrative Expense .............................................0.25%
     Minimum Death Benefit Expense.......................................0.75%
     Deferred Sales Load..................................................None
     Surrender Fees.......................................................None
     Exchange Fee.........................................................None

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the portfolio fees and expenses.

Per Payment Charge.......................................................$ 0.50
Separate Account A Annual Expenses (as a percentage of average account value)
     Mortality and Expense Risk Fees...................................0.96025%

     The next table shows the minimum and maximum total operating expenses charged by Dual Strategy Fund that you pay periodically during the time that you own the policy. Additional details about the Dual Strategy Fund's fees and expenses is contained in the prospectus for the portfolio company.

Dual Strategy Fund Annual Expenses (as a percentage of its average net assets)
                                                          Minimum      Maximum
     Management Fee.........................................0.50%        0.50%

     The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly. The table reflects the expenses of both Separate Account A and Dual Strategy Fund. For a more complete explanation of each of the expense components, see "Expenses" on page 7 of this prospectus as well as the description of expenses of Dual Strategy Fund in the accompanying prospectus. Although premium taxes are not reflected in the fee table, they may apply.

Example

     The example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and portfolio fees and expenses.

     This example also assumes that (i) you invest $10,000 in the policy and
(ii) your investment has a 5% return each year and assume the maximum fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, the example shows the expenses you would pay on a $10,000 investment. Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

     1 Year         3 Years         5 Years       10 Years
     $557.87        $857.64        $1,178.62      $2,084.00

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance.

                         CONDENSED FINANCIAL INFORMATION

     The following table shows accumulation unit values and the number of accumulation units outstanding for Separate Account A for 1999 through 2005, and for Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, for all prior years. The information is derived from the financial statements of Separate Account A and its predecessor. Beginning January 1, 1999, accumulation unit information for Separate Account A reflects its operations as a unit investment trust investing in Dual Strategy Fund.

                         2005     2004     2003     2002     2001     2000     1999     1998     1997     1996
                         ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Accumulation Unit
value:
   Beginning of year.   $24.616  $22.978  $18.503  $24.926  $28.382  $28.552  $24.333  $19.463  $15.339  $12.199
   End of year.......   $25.273  $24.616  $22.978  $18.503  $24.926  $28.382  $28.552  $24.333  $19.463  $15.339
Number of Accumulation
   Units outstanding
   at end of year (in
   000's)............    7,358    7,848    8,069    8,228    8,125    8,077   7,985    7,584    7,044    6,443


                     THE AFPR1ME GROWTH(R) VARIABLE ANNUITY

About the Contract

     The AFPR1ME GROWTH(R) Variable Annuity is a group annuity. A group annuity is a contract between an employer, who is the contract owner on behalf of its participants, and an insurance company (in this case American Fidelity Assurance Company), where the insurance company promises to pay you, the participants (or someone else you choose), an income in the form of annuity payments beginning on a date chosen by you. The person upon whose life the policy is based is called the annuitant, even if that person is you. You or someone else specified by you may be the annuitant. If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to your beneficiary.

     We may change the AFPR1ME GROWTH(R) Variable Annuity at any time if required by state or federal laws. After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. We will notify contract owners of any change at least 90 days before a change will take effect.

Naming a Beneficiary

     A beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant. You name the beneficiary or beneficiaries, as the case may be, at the time you become a participant in the contract, but you may change beneficiaries at a later date. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

     You can change the beneficiary of your policy at any time during the annuitant's life, unless you name the person as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her consent.

     To change your beneficiary, you need to send a request on a form we accept to our home office. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior beneficiaries, except any irrevocable beneficiaries. The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant's death.

Voting Rights

     American Fidelity Assurance Company is the legal owner of the Dual Strategy Fund shares allocated to Separate Account A. However, we believe that when Dual Strategy Fund solicits proxies in conjunction with a shareholder vote, we are required to obtain from participants instructions as to how to vote those shares. When we receive the instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Substitution

     We cannot guarantee that Dual Strategy Fund will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. A substitution of shares attributable to the contracts will not be made without prior notice to contract owners and participants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.

                          PURCHASING ACCUMULATION UNITS

Purchase Payments

     In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a purchase payment (sometimes called a premium deposit). Every purchase payment you make increases the number of accumulation units in your participant account. You may make purchase payments at any time during the accumulation phase. Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10. You may increase, decrease or change the frequency of your deposits at any time. We reserve the right to reject any application or purchase payment.

     Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract. We will invest your first purchase payment within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after we receive your deposit. If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

Accumulation Units

     The value of your participant account will go up or down depending upon the investment performance of Dual Strategy Fund and the expenses of, and deductions charged by, Separate Account A. The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.

     We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, and then credit your participant account accordingly. We determine the value of an accumulation unit by multiplying the accumulation unit value for the previous period by a factor for the current period. The factor, which we call the net investment factor, is determined by:

     o dividing the value of a Dual Strategy Fund share at the end of the current period, including the value of any dividends or gains per share for the current period, by the value of a Dual Strategy Fund share for the previous period; and

     o    subtracting from that amount the mortality and expense risk charge.

The value of an accumulation unit may go up or down from day to day.

     The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value. When you make a premium deposit, we credit your participant account with accumulation units. The number of accumulation units credited is determined by dividing the amount of the net premium deposit (after deduction of 4% to cover sales, administrative and minimum death benefit charges and $.50 per premium deposit) by the value of the accumulation unit. For example, on Thursday morning, we receive a premium deposit of $100 from you. At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25. We then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units. A $15 certificate fee will also be deducted from the first premium deposit.

     Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.

                       RECEIVING PAYMENTS FROM THE ANNUITY

Annuity Date

     Upon investing in the AFPR1ME GROWTH(R) Variable Annuity, you may select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 days before you want to begin receiving annuity payments. The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner's tax qualified plan or, if applicable, state law.

Selecting an Annuity Option

     On your annuity date, we will begin making annuity payments in accordance with one of our income plans. If the value of your participant account is at least $1,000, you may choose from our various income plans offered, which we call annuity options. You must designate the annuity option you prefer at least 30 days before your annuity date. If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below. If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.

     You may choose one of the following annuity options at any time during the accumulation period. After your annuity payments begin, you cannot change your annuity option.

-------------------------------------------------------------------------------
Option 1              |    We will make monthly payments during the life of the
Life Variable Annuity | annuitant. If this option  is elected, payments will
                      | stop when the annuitant dies.
                      |
Option 2              |    We will make monthly payments for the guaranteed
Life Variable Annuity | period selected and during the life of the annuitant. with Payments Certain | When the annuitant dies, any amounts remaining under
                      | the guaranteed period selected will be distributed to
                      | the beneficiary at least as rapidly as they were being
                      | paid as of the date of the annuitant's death. If the
                      | beneficiary dies before the end of the guaranteed
                      | period, the present value of the remaining payments
                      | will be paid to the estate of the beneficiary based on
                      | an annual compound interest rate of 3.5%. The
                      | guaranteed period may be 10 years, 15 years or 20 years.
                      |
Option 3              |    We will make monthly payments during the lifetime of
Unit Refund Life      | the annuitant. Upon the death, we will make an
Variable Annuity      | additional payment equal to the value at the date of
                      | death of the number of variable annuity units equal to
                      | the excess, if any, of (a) the total amount applied
                      | under this option divided by the variable annuity unit
                      | value on the annuity date over (b) the variable annuity
                      | units represented by each annuity payment multiplied by
                      | the number of annuity payments paid prior to death.
                      |
Option 4              |    We will make monthly payments during the joint
Joint and Survivor    | lifetime of the annuitant and a joint annuitant.
Annuity               | Payments will continue during the lifetime of the
                      | surviving annuitant based on 66 2/3% of the annuity
                      | payment in effect during the joint lifetime. If the
                      | joint annuitant is not the annuitant's spouse, this
                      | annuity option may not be selected if, as of the annuity
                      | date, the present value of the annuity payments which
                      | would be payable to the joint annuitant exceeds 49% of
                      | the present value of all payments payable to the
                      | annuitant and the joint annuitant.
                      |
Option 5              |    You may elect forms of fixed annuities that have
Fixed Annuity         | essentially the same characteristics as Annuity Options
                      | 1 through 4 above.
-------------------------------------------------------------------------------

     You may change your annuity option by written request at any time before you begin receiving annuity payments. Any change must be requested at least 30 days before the annuity date. If an option is based on life expectancy, we will require proof of the payee's date of birth.

Annuity Payments

     Annuity payments are paid in monthly installments, although we reserve the right to change the frequency of payments. If the amount of your monthly annuity payment becomes less than $20, we may change the payment interval to result in payments of at least $20.

     Annuity payments may be made on a variable basis and/or on a fixed basis. Payments made on a variable basis are based on the actual investment performance of Dual Strategy Fund. Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%. If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Dual Strategy Fund.

     If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%. The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:

     o    the value of your participant account on the annuity date,

     o    the assumed investment rate of 4.5%, and

     o    the performance of Dual Strategy Fund.

     After you receive your first annuity payment, if Dual Strategy Fund's actual performance exceeds the 4.5% assumed rate, your monthly annuity payments will increase if you chose a variable annuity. Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.


                                    EXPENSES

     Charges and other expenses associated with the AFPR1ME GROWTH(R) Variable Annuity will reduce your investment return. These charges and expenses are explained below.


------------------- ---------------------------------------------------------------------------------------------------
Sales Charge             We deduct a 3% sales charge from each purchase payment we receive. The sales charge is intended to recover our distribution expenses associated with marketing contracts. If the 3% sales charge is not adequate to recover our distribution expenses, we pay the difference. We may pay the difference, if there is one, from, among other things, proceeds derived from the mortality and expense risk charges discussed below. The sales charge for lump sum or periodic payments of $2,000 or more may be less than 3%, depending on the actual commission paid.

Insurance Charges

 Administrative          We deduct .25% of each purchase payment we receive to recover administrative expenses we incur,
 Expenses           including salaries, rent, postage, telephone and office equipment, printing, travel, legal, actuarial and accounting fees.

                         We also charge an additional $.50 administrative charge against each purchase payment (for the processing of each purchase payment received for each plan participant) and a one-time certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record). We will not increase the additional $.50 administrative charge until your premium deposits equal twice the amount of premium deposits made during your first year of participation. We may increase the deduction on premium deposits in excess of such amount when our labor costs exceed the expenses associated with the technology used to administer our products and services.

 Minimum Death           A deduction of .75% of each premium deposit is made to cover our costs associated with the
 Benefit            minimum death payment. This deduction is not applicable after you reach age 65.


 Mortality and           We assume the risk that the actuarial estimate of mortality rates among variable annuitants may
 Expense Risk       be erroneous and the reserves based on such estimate will not be sufficient to meet annuity payment obligations. In other words, we assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay.
                    We receive .96025% on an annual basis (.0026308% for each one-day valuation period) of average account value for mortality and expense risks assumed. Of this amount, .85% is for mortality risks and .11025% is for expense risks.

Taxes

 Premium Taxes           Some states and other governmental entities, such as municipalities, charge premium or similar taxes. We are responsible for paying these taxes and will deduct the amount of taxes paid on your behalf from the value of your participant account. Some taxes are due when premium deposits are made; others are due when annuity payments begin. Currently, we pay any premium taxes when they become payable to the states. Premium taxes presently range from 0% to 3.5%, depending on the state.

 Income Taxes            We will deduct from each contract any income taxes which the separate account may incur because of the contract. Currently, we are not making any such deductions.

Dual Strategy Fund       Dual Strategy Fund pays us, its investment adviser, an annual management and investment
 Expenses           advisory fee of .50% of the value of the average daily net assets of Dual Strategy Fund.

                         Deductions are taken from, and expenses paid out of, the assets of Dual Strategy Fund. Because
                    Separate Account A purchases shares of Dual Strategy Fund, the net assets of Separate Account A will reflect the investment advisory fee deducted from Dual Strategy Fund assets. You should read the attached prospectus for Dual Strategy Fund for information about such deductions.

------------------- ----------------------------------------------------------------------------------------------------


                                   WITHDRAWALS

     You may withdraw cash from the annuity by redeeming all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments. We do not charge any administrative fees for withdrawals.

     If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account. After full redemption and cancellation of a participant's account, no further purchase payments may be made on behalf of the participant without our consent.

     A participant's request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered, signed exactly as the name appears on our register. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

     Payments for accumulation units redeemed are made within three business days after we receive a properly tendered request. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:

     o the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

     o an emergency exists as a result of which disposal by Dual Strategy Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for Dual Strategy Fund to determine the value of its net assets; or

     o for such other periods as the SEC may by order permit for the protection of participants.

     Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals, as explained below under "Federal Tax Matters."

Frequent Purchases and Withdrawals

     Market timing policies are designed to address the excessive short-term trading of investment company shares by a policy owner or policy owners that may be harmful to the remaining policy owners. Although market timing is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies. At this time, Separate Account A offers a single investment option, so it does not create the same opportunities for market timing that separate accounts offering multiple investment options create. However, in order to minimize any opportunity for market timing activities which may be achieved by withdrawing funds and reinvesting in Separate Account A, we have adopted the following specific policies:

     o We deduct a 3% sales charge, a .25% administrative charge and a .75% minimum death benefit charge from each purchase payment we receive. While not designed specifically to discourage market timing activities these expenses have a tendency to discourage it.

     o After full redemption and cancellation of a participant's account, no further purchase payments may be made on behalf of the participant without our consent. In addition, if the value of any participant account falls below $1,000 as the immediate result of a withdrawal, that participant's account may be terminated at our option.

     o    We do not accept telephone transactions.

     o We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions and walk-in withdrawals. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

     If Separate Account A offers more than one investment option in the future, we may adopt additional policies to limit the possibility of market timing that might be accomplished by switching back and forth between investment options.


                                  DEATH BENEFIT

     In the event of a participant's death before receipt of annuity payments, death proceeds are payable to the person's named beneficiary in an amount equal to:

     o the value of the participant's account as of the valuation date (the date on which we have received both written notice of death and the beneficiary's written instructions), or

     o if greater, and if the participant's death occurs before age 65, 100% of the total purchase payments made by the participant, less any redemptions.

Payments normally are made within seven days of receipt of notice.

     If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:

     o    the participant's beneficiary, or

     o    the participant's estate, if no beneficiary survives.

Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.

     A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments. Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:

     o take a total distribution within five years of the death of the participant, or

     o by the end of the year following the participant's death, begin receiving payments for a period not to exceed the expected lifetime of the beneficiary.


                               FEDERAL TAX MATTERS

     The following description of federal income tax consequences under the contracts is not exhaustive, and special rules may apply to situations not discussed here. For further information, consult a qualified tax adviser before establishing any retirement program. This description is not intended as tax advice. We have included additional information regarding taxes in the Statement of Additional Information.

General

     Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress has recognized how important saving for retirement is and provided special rules in the Code for annuities. Basically, these rules provide that you will not be taxed on the money you contribute under your contract and/or the earnings on your contributions until you receive a distribution from your contract (as a withdrawal or an annuity payment). There are different rules regarding how you will be taxed depending upon how you take money out of your contract.

Taxes Payable by Participants and Annuitants

     The contracts offered by this prospectus are used with retirement programs which receive favorable tax-deferred treatment under federal income tax law. Increases in the value of a participant's account are not subject to income tax until annuity payments commence, at which time the amount of each payment is considered as ordinary income.

     Annuity payments and other amounts received under all contracts generally are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments and other amounts received under all contracts may be subject to state income tax withholding requirements.

Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions

     Premium Deposits. Under Section 403(b) of the Code, payments made by tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code and by public educational institutions to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate premium deposits do not exceed the limitations prescribed by
Section 402(g), 414(v) and Section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under Section 403(b) are generally limited by the Code annually. For 2006 the annual limitation is $15,000 per year (as adjusted from time to time by the Internal Revenue Service). Additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally subject to the contribution limits applicable to defined contribution plans. In addition, employer contributions may need to comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) reaching age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (provided, however, that hardship distributions are limited to the amount of salary reduction contributions, not including any earnings).

     Distributions from a Section 403(b) annuity contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Internal Revenue Code. Distributions received before the recipient reaches age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability (as defined in Section 72(m)(7) of the Code), (3) severance from employment during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments (not less frequently than annually) over the life (or life expectancy) of the participant (or the joint lives or joint life expectancy of the participant and beneficiary), and (5) distributions not in excess of tax deductible medical expenses. Other exceptions may also apply, depending on the specific circumstances of the withdrawal or distribution.

     Required Distributions. Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the participant reaches age 70 1/2 or the calendar year in which the participant retires. Such distributions must be made over a period that does not exceed the life expectancy of the participant (or the joint life expectancy of the participant and beneficiary). If a participant dies prior to the commencement of annuity payments, the amount accumulated under the account must be distributed as required by Section 401(a)(9) and the regulations thereunder within five years or, if distributions to a beneficiary designated under the account start within one year of the participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the designated beneficiary is the participant's surviving spouse, the beneficiary must begin receiving benefits on or before the end of the calendar year in which the deceased spouse would have reached age 70 1/2. If the participant has started receiving annuity distributions prior to his or her death, distributions must continue at least as rapidly as under the method in effect at the date of death. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. Total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances. In addition, a distribution from a Section 403(b) annuity may be rolled over into a qualified plan, a Section 457(b) plan sponsored by a governmental entity, an Individual Retirement Account ("IRA") or another Section 403(b) annuity contract. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 403(b) program is subject to 20% federal income tax withholding unless the participant elects a direct rollover of such distribution to an IRA or other Section 403(b) program. Total or partial amounts may be transferred in a trustee-to-trustee transfer to a defined benefit governmental plan to purchase past service credit if permitted under the terms of the governmental defined benefit plan.

Sections 401(a), 401(k) and 403(a) Qualified Pension, Profit-Sharing or Annuity Plans

     Premium Deposits. Premium deposits made by an employer or a self-employed individual under a pension, profit-sharing or annuity plan qualified under
Section 401(a) or Section 403(a) of the Code are excluded from the gross income of the employee for federal income tax purposes. Payments made by an employee generally are made on an after-tax basis, unless they are made on a pre-tax basis by reason of Sections 401(k), 403(b) or 414(h) of the Code.

     Taxation of Distributions. Distributions from contracts purchased under qualified plans are generally taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute the "investment in the contract"). If a distribution is made in the form of annuity payments, a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is allocable to the taxpayer's after-tax contributions to the plan. In general, the excludable amount is determined by dividing the after-tax contributions (basis) by the anticipated number of payments to be made under the contract. Individuals who reached age 50 by January 1, 1986 and are going to receive a lump sum distribution may elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who reached age 50 by January 1, 1986 may elect capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received from an account under a qualified plan prior to reaching of age 59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to Section 403(b) annuities.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuities.

     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under Sections 401(a) or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a), 403(a), 403(b), or 457(b) plan is subject to 20% federal income tax withholding unless the participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan.

Roth Contributions

     Beginning in 2006, the Code allows individuals to make elective contributions on an after-tax basis to a 403(b) Tax Deferred Annuity and a tax-qualified plan with a 401(k) feature if permitted under the terms of the employer's plan or policies. These contributions are added to pre-tax employee contributions for purposes of the individual's elective deferral limits of the Code. Roth contributions and their earnings will be accounted for separately from pre-tax contributions.

     Qualified distributions from designated Roth accounts are free from federal income tax. A qualified distribution requires that an individual has held the designated Roth account for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2 or on the individual's death or disability. The 10% penalty tax and the regular exceptions to the 10% penalty tax apply to taxable distributions from a Roth account. Amounts may be rolled over from an individual's designated Roth account to another designated Roth account or a Roth IRA established for the individual in the future.

     Currently, we do not permit designated Roth contributions to a participant's account. However, we may permit participants to make Roth contributions in the future.

Individual Retirement Annuities (IRAs)

Traditional IRAs

     Premium Deposits. Federal tax laws limit the extent to which individuals may make tax-deductible contributions for traditional IRA contracts and the circumstances under which such contributions may be made. Deductible contributions equal to the lesser of $4,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $5,000 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who are 50 or older, or 100% of taxable compensation are permitted only for an individual who (i) is not (and whose spouse is not) an active participant in another retirement plan; (ii) is an active participant in another retirement plan, but is unmarried and has adjusted gross income in 2006 of $50,000 or less; (iii) is an active participant in another retirement plan, but is married and has adjusted gross income in 2006 of $70,000 or less; or (iv) is not an active participant in another retirement plan, but his or her spouse is an active participant in another retirement plan and the couple has adjusted gross income of $160,000 or less. Such individuals may also establish an IRA for a spouse during the tax year if the combined compensation of both spouses is at least equal to the contributed amount. An individual who is an active participant in another retirement plan and whose adjusted gross income exceeds the cut-off point (for 2006, $50,000 if unmarried and $70,000 if married) by less than $10,000 is entitled to make deductible IRA contributions in proportionately reduced amounts. An individual may not make tax-deductible contributions for the year in which the individual reaches age 70 1/2, or any subsequent year.

     An individual may make non-deductible IRA contributions to the extent of the excess of (i) the lesser of $4,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $5,000 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who average 50 or older, or (ii) 100% of compensation over the IRA deduction limit with respect to the individual.

     Taxation of Distributions. Distributions from IRA contracts are taxed as ordinary income to the recipient except to the extent allocable to the recipient's non-deductible contributions (which constitute the "investment in the contract"). If a distribution is made in the form of an annuity, the rules for determining the taxable portion of a distribution are similar to the rules described with respect to pension, profit-sharing, and annuity plans. In addition, a 10% penalty tax generally will be imposed on taxable distributions received before the year in which the recipient reaches age 59 1/2, except that distributions made on account of death or disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the participant (or the joint lives or joint life expectancies of the participant and beneficiary) are not subject to the penalty tax. In addition, early withdrawals for the purchase of a home by a first-time home buyer (subject to a $10,000 lifetime limit on the amount of such withdrawals) or for the payment of qualified higher education expenses, medical expenses (in limited circumstances) or medical insurance (in limited circumstances) are not subject to the penalty tax.

     Required Distributions. The minimum distribution requirements for IRA contracts are generally the same as described with respect to Section 403(b) annuities, except that no amounts are exempted from the minimum distribution requirements. In all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2 and if the participant's spouse is the beneficiary, the spouse may elect to treat the decedent's IRA as his or her own IRA.

     Tax-Free Rollovers. The Internal Revenue Service has ruled (in Revenue Ruling 78-406) that total or partial amounts may be directly transferred tax-free from an IRA to another IRA. Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing or annuity plan, or a Section 403(b) annuity contract to an IRA contract under certain conditions. An IRA may be rolled over on a tax-free basis to another such plan or Section 403(b) annuity contract. In addition, subject to certain limitations, a tax-free rollover may be made from one IRA to another, provided that not more than one such rollover may be made during any twelve-month period. Subject to certain limitations, a tax-free rollover may be made from an IRA to a qualified employer pension, under certain conditions. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.

Roth IRAs

     Premium Deposits. The "Roth IRA" permits individuals to make non-deductible contributions and, if specific requirements are met, receive distributions that are tax free. The Roth IRA is an individual retirement account and is treated in the same manner as a regular IRA with certain exceptions. An individual can make an annual non-deductible contribution to a Roth IRA up to the lesser of $4,000 (as adjusted from time to time as provided in Section 219(b)(A) of the Code) for individuals under 50 years old and $5,000 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who are age 50 or older, or 100% of the individual's annual compensation minus the aggregate amount of contributions for the tax year to all other IRAs maintained for the benefit of that individual. Lower limitations or phase-out provisions apply to individuals with adjusted gross income of between $95,000 and $110,000, and for joint filers with combined adjusted gross income of between $150,000 and $160,000, and married individuals filing separately with adjusted gross income of between $0 and $10,000.

     Taxation of Distributions. Distributions from a Roth IRA are not includible in income if the contribution to which the distribution relates is a "qualified distribution." A "qualified distribution" is a distribution which is made (i) after the individual has held the Roth IRA for at least five years, and (ii) on or after the recipient becomes age 59 1/2, on account of death, or disability or for a qualified first-time home buyer expense (subject to certain lifetime limitations on the amount). Non-qualifying distributions from a Roth IRA are includible in income to the extent of earnings on contributions. Distributions that are attributable to contributions to a Roth IRA are received tax free, since these contributions were nondeductible. The 10% penalty tax (and the exemptions) applicable to traditional IRA distributions also applies to taxable Roth IRA distributions.

     Required Distributions. Roth IRAs are not subject to minimum distribution rules before death.

     Tax-Free Rollovers. If certain requirements are met, a tax-free rollover may be made to a Roth IRA from (a) another Roth IRA or (b) a traditional IRA that meets the requirements for the exclusion of a rollover under Section 408(d)(3) of the Internal Revenue Code. The taxpayer must have adjusted gross income of not more than $100,000 and, if married, must not file a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Simplified Employee Pension Plans

     Premium Deposits. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a Simplified Employee Pension plan ("SEP"). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $44,000 (for 2006) or 25% of an employee's compensation.

     Salary Reduction SEPs. Under limited circumstances, and generally only for years prior to 1997, federal tax law allows employees of certain small employers to have elective contributions made to the SEP on the employees' behalf on a salary reduction basis. Employees of tax-exempt organizations are not eligible for this type of SEP. Generally, only certain small employers who have SEPs that permitted elective salary reduction contributions on December 31, 1996 may continue to allow salary reduction contributions after 1997.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as traditional IRA distributions.

     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to traditional IRAs.

     Tax-Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months. In addition, a distribution from a SEP may be rolled over tax-free into a traditional IRA in the same manner as a distribution from a traditional IRA. A SEP may also receive a rollover contribution from a qualified employer pension, profit-sharing or annuity plan, a Section 403(b) annuity contract or a traditional IRA in the same manner as a traditional IRA.

Diversification

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. American Fidelity believes that Dual Strategy Fund is being managed so as to comply with the requirements. However, due to the uncertainty and lack of guidance with respect to diversification requirements, American Fidelity reserves the right to modify the policy in an attempt to maintain favorable tax treatment.

                                OTHER INFORMATION

American Fidelity Assurance Company

     American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960. Its principal executive offices are located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, telephone number 800-662-1106. American Fidelity is licensed to conduct life, annuity and accident and health insurance business in 49 states and the District of Columbia.

     American Fidelity Assurance Company has been a wholly-owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. American Fidelity Assurance Company served as the investment adviser to Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, and is presently the investment adviser to Dual Strategy Fund.

Separate Account A

     American Fidelity Assurance Company's board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. As part of the reorganization, the assets of Separate Account A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

     The assets of Separate Account A are held in American Fidelity Assurance Company's name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company. Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of other business activities of American Fidelity Assurance Company. All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard for income, gains and losses of American Fidelity Assurance Company. American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH(R) Variable Annuity.

Dual Strategy Fund

     Separate Account A invests exclusively in American Fidelity Dual Strategy Fund(R), an open-end diversified management investment company. Pursuant to a management and investment advisory agreement and subject to the authority of Dual Strategy Fund's board of directors, American Fidelity Assurance Company serves as Dual Strategy Fund's investment adviser and conducts the business and affairs of Dual Strategy Fund. American Fidelity Assurance Company has engaged Todd Investment Advisors, Inc., Wedge Capital Management LLP, Quest Investment Management, Inc., and The Renaissance Group LLC as sub-advisers to provide day-to-day portfolio management for Dual Strategy Fund.

     Dual Strategy Fund offers its shares to Separate Account A as a funding vehicle for the annuity contracts. Dual Strategy Fund shares may also be offered to other separate accounts supporting other variable annuity contracts. Dual Strategy Fund does not offer its shares directly to the general public.

     Dual Strategy Fund's investment objectives are, first, long-term growth of capital and, second, the production of income. Dual Strategy Fund invests in a diversified portfolio consisting primarily of common stock. Meeting investment objectives depends on various factors, including how well the sub-advisers anticipate changing economic and market conditions. There is no assurance that Dual Strategy Fund will achieve its objectives.

     Additional information concerning Dual Strategy Fund can be found in the current prospectus for Dual Strategy Fund which accompanies this prospectus. You should read Dual Strategy Fund's prospectus carefully before investing.

Underwriter

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

                                LEGAL PROCEEDINGS

     There are no material pending legal proceedings affecting Separate Account A, Dual Strategy Fund, American Fidelity Assurance Company or American Fidelity Securities, Inc.

                              FINANCIAL STATEMENTS

     The financial statements of American Fidelity Separate Account A and of American Fidelity Assurance Company and Subsidiaries are included in the Statement of Additional Information.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
                                                                          Page
                                                                          ----
General Information and History..............................................1
Annuity Payments.............................................................1
Federal Income Tax Considerations............................................2
Offering of the AFPR1ME GROWTH(R) Variable Annuity...........................6
Underwriter..................................................................6
Custodian and Independent Registered Public Accounting Firm..................6
Legal Opinion................................................................7
Financial Statements.........................................................7

------------------------
------------------------                                           PLACE
------------------------                                           STAMP
                                                                   HERE




                         American Fidelity Assurance Company
                         P.O. Box 25520
                         Oklahoma City, OK  73125-0520



                         Attention:  Annuity Services Department

Please send me the Statement of Additional Information for the following:

[ ]  AFPR1ME GROWTH(R) Variable Annuity
[ ]  American Fidelity Dual Strategy Fund, Inc.(R)

Name     ________________________________________________________________
         (please print)
Address ________________________________________________________________

        ________________________________________________________________

        ________________________________________________________________

===============================================================================

                                    AFPR1ME
                                            GROWTH(R)
                                                     Variable Annuity

                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2006


     This Statement of Additional Information is not a prospectus. You should read this document in conjunction with the Prospectus dated May 1, 2006 relating to the AFPR1ME GROWTH(R) Variable Annuity.

     The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

          write to us at:           call us at:         e-mail us at:
          P.O. Box 25520            (800) 662-1106      va.help@af-group.com
          Oklahoma City,
          Oklahoma  73125-0520

===============================================================================

                                    AFPR1ME
                                            GROWTH(R)
                                                     Variable Annuity

                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2006


                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

General Information and History.............................................1
Annuity Payments............................................................1
Federal Income Tax Considerations...........................................2
Offering of the AFPR1ME GROWTH(R) Variable Annuity..........................6
Underwriter.................................................................6
Custodian and Independent Registered Public Accounting Firm.................6
Legal Opinion...............................................................7
Financial Statements........................................................7

                         GENERAL INFORMATION AND HISTORY

     American Fidelity Separate Account A is offering the AFPR1ME GROWTH(R) Variable Annuity to employers and self-employed individuals for use in qualified retirement plans. The depositor, American Fidelity Assurance Company, was organized in Oklahoma in 1960 and is a wholly owned subsidiary of American Fidelity Corporation, a Nevada insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

                                ANNUITY PAYMENTS

     Upon investing in the AFPR1ME GROWTH(R) Variable Annuity, you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. Annuity payments may be made on a variable basis and/or a fixed basis.

Fixed Annuity Payments

     The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 4% annuity table in the contract. The fixed annuity provides a 4% annual guaranteed interest rate on all annuity options. American Fidelity Assurance Company may pay or credit excess interest on a fixed annuity at its discretion.

Variable Annuity Payments

     A participant may elect a variable annuity payout. Variable annuity payments reflect the investment performance of Dual Strategy Fund during the annuity period. Variable annuity payments are not guaranteed as to dollar amounts.

     American Fidelity Assurance Company will determine the first annuity payment by using the 4.5% annuity table in the contract. It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a participant account after deducting any applicable premium taxes.

     The value of a participant account is determined by multiplying the participant's accumulation units by the accumulation unit value on the fourteenth day before the first annuity payment. The first annuity payment varies according to the annuity option selected and the participant's age.

     American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value on the annuity date. This sets the number of annuity units. The number of annuity units payable remains the same unless a participant transfers a portion of the annuity benefit to a fixed annuity. The dollar amount is not fixed and will change from month to month.

     The dollar amount of annuity payments after the first payment is determined by multiplying the fixed number of annuity units per payment by the annuity unit value on the fourteenth calendar day preceding the payment date. The result is the dollar amount of the payment.

Annuity Unit

     The value of an annuity unit is determined by multiplying the value of an annuity unit for the immediately preceding period by the product of (1) the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and (2) .9998794.

Variable Annuity Formulas

     The following formulas summarize the annuity payment calculations described above:

Number of Variable Annuity Units         =            Dollar Amount of First Monthly Payment
                                               ----------------------------------------------------
                                               Variable Annuity Unit Value on Date of First Payment


                           Value of Annuity                            Net Investment Factor
Annuity Unit Value    =    Unit on Preceding     X    .9998794    X    for 14th Day Preceding
                           Valuation Date                              Current Valuation Date


Dollar Amount                                  Number of              Annuity Unit Value
of Second and                         =        Annuity Units    X     for Period in Which
Subsequent Annuity                             Per Payment            Payment is Due
Payments


                        FEDERAL INCOME TAX CONSIDERATIONS

     Note: The following description is based upon American Fidelity Assurance Company's understanding of current federal income tax law applicable to tax-qualified annuities in general. American Fidelity Assurance Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "Annuity Contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. A participant is not taxed on increases in the value of his or her participant account until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the participant's cost basis, which may be zero. The taxable portion of a lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the participant's cost basis (adjusted for any period certain or refund feature) bears to the expected return under the contract. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a variable annuity option is determined by dividing the participant's cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the participant's investment has been recovered (i.e., when the total of the excludable amounts equal the participant's investment) are fully taxable. The taxable portion is taxed at ordinary income rates. For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities ("Qualified Plans"), the exclusion amount is generally determined by dividing the cost-basis of the contract by the anticipated number of payments to be made under the contract. Participants, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

     American Fidelity Assurance Company is taxed as a life insurance company under the Code. For federal income tax purposes, Separate Account A is not a separate entity from American Fidelity Assurance Company, and its operations form a part of American Fidelity Assurance Company.

Diversification

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued regulations (including Treasury Regulation ss. 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     American Fidelity Assurance Company intends that Dual Strategy Fund will be managed in such a manner as to comply with these diversification requirements. However, due to the uncertainty in this area, American Fidelity reserves the right to modify the policy in an attempt to maintain favorable tax treatment.

Multiple IRA Contracts

     For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs ("IRA Contracts"), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.

Tax Treatment of Assignments

     Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract or other policy may be a taxable event. The owner of a contract should consult competent tax advisers before assigning or pledging the contract.

Income Tax Withholding

     All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
(a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; or
(c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Qualified Plans

     The contracts offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans and IRAs. Because of the minimum premium deposit requirements, the contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan or IRA varies with the type of plan and terms and conditions of each specific plan. Participants, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan or IRA may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into American Fidelity Assurance Company's administrative procedures. Participants, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. The Prospectus, under "Federal Tax Matters," describes types of qualified plans with which the contract may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to participating in a contract issued under a qualified plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting contract provisions that may otherwise be available and described in this Statement of Additional Information. Generally, contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.

Tax Treatment of Withdrawals

     Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a Qualified Plan issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.

     Special Rules for Distributions that are Rolled Over. Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over in accordance with the provisions of the Code. These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 days of receipt:

     o    To a traditional IRA under Section 408 of the Code;

     o    To another, similar Qualified Plan; or

     o To a Section 403(b) Plan or to a 457(b) Governmental Deferred Compensation Plan.

     These special rules only apply to distributions that qualify as "eligible rollover distributions" under the Code. In general, a distribution from a Qualified Plan Contract will be an eligible rollover distribution except to the extent:

     o It is part of a series of substantially equal periodic payments made for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary under the plan or for a period of more than ten years;

     o It is a required minimum distribution under Section 401(a)(9) of the Code as described below; or

     o    It is made from a Qualified Plan by reason of a hardship.

     The administrator of the applicable Qualified Plan should provide additional information about these rollover tax rules when a distribution is made.

     Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract or IRA Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer's "after-tax" contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.

     Penalty Tax on Withdrawals. Generally, there is a penalty tax equal to 10% of the portion of any payment from a Qualified Plan Contract or IRA Contract that is included in income. This 10% penalty will not apply if the distribution meets certain conditions. Some of the distributions that are excepted from the 10% penalty are listed below:

     o A distribution that is made on or after the date the taxpayer reaches age 59 1/2;

     o A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account;

     o    A distribution that is made on or after the death of the taxpayer;

     o A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code);

     o A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the Qualified Contract (and, with respect to Qualified Plan Contracts, which begin after the taxpayer separates from service with the employer maintaining the plan);

     o A distribution that is made to the taxpayer by reason of separation from service with the employer maintaining the plan during or after the calendar year in which the taxpayer reaches age 55;

     o A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under
          Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions);

     o A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to IRA Contracts);

     o Distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the taxpayer and his or her spouse and dependents if the taxpayer has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the taxpayer has been re-employed for at least 60 days);

     o Distributions from an IRA Contract made to the taxpayer to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the taxpayer for the taxable year; and

     o Distributions from an IRA Contract made to the taxpayer which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

     Required Distributions. Distributions from a contract issued pursuant to a Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code. Such rules are summarized below:

     o For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70 1/2 or the calendar year in which the taxpayer terminates employment with the employer;

     o For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 70 1/2; and

     o When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.

     In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer's death. The applicable plan documents will contain such rules.

Withdrawal Limitations

     Contracts issued pursuant to 401(k) Qualified Plans and 403(b) tax-deferred annuities are subject to limitations only when amounts may be distributed. The Prospectus, under "Federal Tax Matters," describes the applicable limitations.

                 OFFERING OF THE AFPRIME GROWTH VARIABLE ANNUITY

     American Fidelity Separate Account A offers the AFPR1ME GROWTH(R) Variable Annuity to employers and self-employed individuals for use in qualified retirement plans. The AFPR1ME GROWTH(R) Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.

                                   UNDERWRITER

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account A for 2003, 2004, and 2005 were $398,938, $352,537, and $317,976, respectively.

           CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is David R. Carpenter, Executive Vice President and Treasurer of American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     The financial statements of American Fidelity Separate Account A included in this Statement of Additional Information have been audited by KPMG LLP, independent registered public accounting firm, as set forth in its report appearing below. KPMG LLP's address is 700 Oklahoma Tower, Oklahoma City, Oklahoma 73102.

                                  LEGAL OPINION

     McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the contracts.

                              FINANCIAL STATEMENTS

     Following are the financial statements of American Fidelity Separate Account A and of American Fidelity Assurance Company and Subsidiaries. The consolidated financial statements of American Fidelity Assurance Company should be considered only as bearing on the ability of American Fidelity Assurance Company to meet its obligations under the contracts; they should not be considered as bearing on the investment performance of the assets held in Separate Account A.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                              Financial Statements

                                December 31, 2005

     (With Report of Independent Registered Public Accounting Firm Thereon)

             Report of Independent Registered Public Accounting Firm



Board of Directors
American Fidelity Assurance Company, and
Contract Owners
American Fidelity Separate Account A:


We have audited the accompanying statement of assets and liabilities of American Fidelity Separate Account A (Account A) as of December 31, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Account A's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2005 were verified by examination of the underlying portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Separate Account A as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                         KPMG LLP


January 20, 2006
Oklahoma City, Oklahoma

                        AMERICAN FIDELITY SEPARATE ACCOUNT A
                         Statement of Assets and Liabilities
                                  December 31, 2005
Investments at fair value:
     American Fidelity Dual Strategy Fund, Inc. (17,945,825 shares at
        net asset value of $10.362 per share) (cost $180,394,886)       $185,954,634
                                                                        ------------
                 Total assets                                            185,954,634
Total liabilities                                                                 --
                                                                        ------------
                 Net assets                                             $185,954,634
                                                                        ============
Accumulation units outstanding                                             7,357,871
                                                                        ============
Net asset value per unit                                                $     25.273
                                                                        ============

See accompanying notes to financial statements.


                        AMERICAN FIDELITY SEPARATE ACCOUNT A
                               Statement of Operations
                            Year ended December 31, 2005
Net investment income:
     Investment income distributions from underlying mutual fund        $  2,301,971
     Mortality and expense fees (note 2)                                  (1,786,459)
                                                                        ------------
                 Net investment income                                       515,512
                                                                        ------------
Realized gains on investments:
     Proceeds from sales                                                  14,939,696
     Cost of investments sold                                            (14,844,627)
                                                                        ------------
                 Net realized gains                                           95,069
                                                                        ------------
Unrealized appreciation on investments, beginning of year                  1,414,765
Unrealized appreciation on investments, end of year                        5,559,748
                                                                        ------------
                 Change in unrealized appreciation                         4,144,983
                                                                        ------------
                 Net increase in net assets from operations             $  4,755,564
                                                                        ============

See accompanying notes to financial statements


                                 AMERICAN FIDELITY SEPARATE ACCOUNT A
                                 Statements of Changes in Net Assets
                                Years ended December 31, 2005 and 2004
                                                                         2005             2004
                                                                     -------------    --------------
Increase in net assets from operations:
     Net investment income                                           $     515,512           97,432
     Net realized gains (losses) on investments                             95,069         (522,162)
     Unrealized appreciation during the year                             4,144,983       13,242,535
                                                                     -------------    -------------
                 Net increase in net assets from operations              4,755,564       12,817,805
                                                                     -------------    -------------
Contract transactions:
     Net purchase payments received (notes 2 and 3)                     11,255,605       12,719,191
     Withdrawal of funds (note 3)                                      (23,251,009)     (17,755,825)
                                                                     -------------    -------------
                 Decrease in net assets from contract transactions     (11,995,404)      (5,036,634)
                                                                     -------------    -------------
                 Increase (decrease) in net assets                      (7,239,840)       7,781,171
Net assets, beginning of year                                          193,194,474      185,413,303
                                                                     -------------    -------------
Net assets, end of year                                              $ 185,954,634      193,194,474
                                                                     =============    =============

See accompanying notes to financial statements


                                          AMERICAN FIDELITY SEPARATE ACCOUNT A
                                                  Financial Highlights
                                                  2005            2004           2003           2002            2001
                                             --------------    -----------    -----------    -----------    -----------
Net assets                                   $  185,954,634    193,194,474    185,413,303    152,241,250    202,526,716
Accumulation unit value                      $       25.273         24.616         22.978         18.503         24.926
Number of accumulation units outstanding          7,357,871      7,848,178      8,069,132      8,228,064      8,125,286
Investment income as a percent of
    average net assets                                1.24%          1.01%          1.15%          0.81%           1.16%
Expenses as a percent of average net assets           0.96%          0.96%          0.96%          0.96%           0.96%
Total return                                          2.67%          7.13%         24.19%        (25.77)%        (12.18)%

See accompanying notes to financial statements


                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                          Notes to Financial Statements

                                December 31, 2005


(1)  Summary of Significant Accounting Policies

     (a)  General

          American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Account A was formerly known as American Fidelity Variable Annuity Fund A and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account.

     (b)  Investments

          Account A's investment objectives are primarily long-term growth of capital and secondarily the production of income. Investments are made in the portfolio of the Fund and are valued at the reported net asset values of such portfolio, which values its investment securities at fair value.

          Transactions are recorded on a trade-date basis by the Fund. Income from dividends and gains from realized gain distributions are recorded on the distribution date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

     (c)  Income Taxes

          Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code (the Code) applicable to life insurance companies. Account A's net increase in net assets from operations is not expected to result in taxable income under present regulations. Account A is not taxed as a "regulated investment company" under Subchapter "M" of the Code.

     (d)  Annuity Reserves

          Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from zero to 5% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses Account A. At December 31, 2005, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at December 31, 2005.

     (e)  Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)  Variable Annuity Contracts

     AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to 0.0026308% of Account A's daily net assets (0.96025% per annum). All such fees were paid to AFA.

     Net purchase payments received represent gross payments less deductions of $475,889 and $531,715 for the years ended December 31, 2005 and 2004, respectively. The deductions are comprised of sales charges (3.00% of purchase payments), administrative fees (0.25% of purchase payments), minimum death benefits (0.75% of purchase payments), per payment charges ($0.50 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA.

     During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units. There are no fees assessed through the redemption of units.

(3)  Unit Activity from Contract Transactions

     Transactions in units for the years ended December 31, 2005 and 2004 were as follows:


         Accumulation units                   2005                  2004
----------------------------------   -------------------   -------------------
Outstanding, beginning of year       $     7,848,178             8,069,132
Increase for payments received               462,288               551,559
Decrease for withdrawal of funds            (952,595)             (772,513)
                                     -------------------   -------------------
Outstanding, end of year             $     7,357,871             7,848,178
                                     ===================   ===================

                        AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                        Consolidated Financial Statements

                         December 31, 2005 and 2004 and
                       Each of the Years in the Three-Year
                         Period Ended December 31, 2005

     (With Report of Independent Registered Public Accounting Firm Thereon)

             Report of Independent Registered Public Accounting Firm



Board of Directors
American Fidelity Assurance Company:

We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2005. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules III and IV for each of the years in the three-year period ended December 31, 2005. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 1(o) to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments, effective October 1, 2003.


                                            KPMG LLP


Oklahoma City, Oklahoma
March 31, 2006

                                            AMERICAN FIDELITY ASSURANCE COMPANY
                                                     AND SUBSIDIARIES

                                                Consolidated Balance Sheets

                                                December 31, 2005 and 2004
                                         (In thousands, except per share amounts)
                                    Assets                            2005                  2004
                                                                ------------------    ------------------
Investments:
     Fixed maturities, at fair value
        (amortized cost of $1,546,782 and $1,407,693
        in 2005 and 2004, respectively)                        $        1,542,281             1,439,112
     Equity securities, at fair value:
        Preferred stocks (cost of $10,012 and $6,925 in
           2005 and 2004, respectively)                                    10,368                 7,328
        Common stocks (cost of $23,884 and $21,474 in
           2005 and 2004, respectively)                                    26,052                22,718
     Trading investments                                                  591,956               565,825
     Mortgage loans on real estate, net                                   299,087               269,231
     Investment real estate, at cost (less accumulated
        depreciation of $13 and $11 in 2005 and 2004,
        respectively)                                                       4,129                 4,131
     Policy loans                                                          27,987                27,555
     Short-term and other investments                                      48,497                55,352
                                                                ------------------    ------------------
                                                                        2,550,357             2,391,252
                                                                ------------------    ------------------
Cash                                                                       14,865                21,573
Accrued investment income                                                  23,402                21,714
Accounts receivable:
     Uncollected premiums                                                  53,627                64,104
     Reinsurance receivable                                               749,059               740,472
     Other                                                                  7,666                10,961
                                                                ------------------    ------------------
                                                                          810,352               815,537
Deferred policy acquisition costs                                         345,587               321,554
Other assets                                                                4,552                 6,242
Separate account assets                                                   302,544               292,060
                                                                ------------------    ------------------
                 Total assets                                  $        4,051,659             3,869,932
                                                                ==================    ==================


                                            AMERICAN FIDELITY ASSURANCE COMPANY
                                                     AND SUBSIDIARIES

                                                Consolidated Balance Sheets

                                                December 31, 2005 and 2004
                                        (In thousands, except per share amounts)
                     Liabilities and Stockholder's Equity              2005                  2004
                                                                -------------------   -------------------
Policy liabilities:
     Reserves for future policy benefits:
        Life and annuity                                       $           807,571               799,489
        Accident and health                                                311,950               289,523
     Unearned premiums                                                       2,929                 2,827
     Benefits payable                                                       85,964                78,288
     Funds held under deposit administration contracts                     726,460               674,529
     Other policy liabilities                                              135,829               131,519
                                                                -------------------   -------------------
                                                                         2,070,703             1,976,175
                                                                -------------------   -------------------
Other liabilities:
     Funds withheld under reinsurance contract                             580,823               549,886
     Derivative in funds withheld under reinsurance contract                33,704                41,014
     Net deferred income tax liability                                      68,230                81,302
     General expenses, taxes, licenses and fees payable,
        and other liabilities                                               95,130               105,609
                                                                -------------------   -------------------
                                                                           777,887               777,811
Notes payable                                                              505,072               434,214
Separate account liabilities                                               302,544               292,060
                                                                -------------------   -------------------
                 Total liabilities                                       3,656,206             3,480,260
                                                                -------------------   -------------------
Stockholder's equity:
     Common stock, par value $10 per share. 250,000
        shares authorized, issued, and outstanding                           2,500                 2,500
     Additional paid-in capital                                             31,538                31,538
     Accumulated other comprehensive (loss) income                          (1,283)               21,490
     Retained earnings                                                     362,698               334,144
                                                                -------------------   -------------------
                 Total stockholder's equity                                395,453               389,672
Commitments and contingencies (notes 9, 11, 12, and 14)
                                                                -------------------   -------------------
                 Total liabilities and stockholder's equity    $         4,051,659             3,869,932
                                                                ===================   ===================

See accompanying notes to consolidated financial statements.


                                              AMERICAN FIDELITY ASSURANCE COMPANY
                                                       AND SUBSIDIARIES

                                               Consolidated Statements of Income

                                         Years ended December 31, 2005, 2004, and 2003
                                           (In thousands, except per share amounts)
                                                                           2005               2004                2003
                                                                      ----------------   ----------------    ----------------
Revenues:
     Premiums:
        Life and annuity                                             $         27,827             28,473              29,472
        Accident and health                                                   410,534            406,899             385,020
                                                                      ----------------   ----------------    ----------------
                                                                              438,361            435,372             414,492
     Net investment income                                                     76,013             82,424             111,190
     Other income, net                                                         29,143             32,146              30,599
                                                                      ----------------   ----------------    ----------------
                 Total revenues                                               543,517            549,942             556,281
                                                                      ----------------   ----------------    ----------------
Benefits:
     Benefits paid or provided:
        Life and annuity                                                       20,380             23,420              27,619
        Accident and health                                                   216,267            215,248             205,351
     Interest credited to funded contracts                                     32,820             30,129              28,613
     Increase (decrease) in reserves for future policy benefits:
        Life and annuity (net of increase in reinsurance
           reserves ceded of $8,131, $43,469, and $34,631 in
           2005, 2004, and 2003, respectively)                                    (49)              (336)               (991)
        Accident and health (net of [decrease] increase in
           reinsurance reserves ceded of $[4,574], $[17,666],
           and $10,706 in 2005, 2004, and 2003, respectively)                  27,001             17,378              15,673
     (Decrease) increase in fair value of derivative in funds
        withheld under reinsurance contract                                    (7,310)             3,826              (4,215)
                                                                      ----------------   ----------------    ----------------
                                                                              289,109            289,665             272,050
                                                                      ----------------   ----------------    ----------------
Expenses:
     Selling costs                                                            114,485            118,495             123,461
     Other operating, administrative, and general expenses                     87,053             86,942              76,521
     Taxes, other than federal income taxes, and licenses
        and fees                                                               14,398             14,221              12,720
     Increase in deferred policy acquisition costs                            (24,033)           (12,596)            (24,542)
                                                                      ----------------   ----------------    ----------------
                                                                              191,903            207,062             188,160
                                                                      ----------------   ----------------    ----------------
                 Total benefits and expenses                                  481,012            496,727             460,210
                                                                      ----------------   ----------------    ----------------
                 Income before income tax expense and cumulative
                    effect of change in accounting principle                   62,505             53,215              96,071
                                                                      ----------------   ----------------    ----------------
Income tax expense (benefit):
     Current                                                                   20,963             10,004              11,077
     Deferred                                                                    (802)             4,995              18,743
                                                                      ----------------   ----------------    ----------------
                                                                               20,161             14,999              29,820
                                                                      ----------------   ----------------    ----------------
     Income before cumulative effect of change in accounting
        principle                                                              42,344             38,216              66,251
Cumulative effect of change in accounting principle, net of
     deferred tax benefit of $14,491 (note 1)                                      --                 --             (26,912)
                                                                      ----------------   ----------------    ----------------
                 Net income                                          $         42,344             38,216              39,339
                                                                      ================   ================    ================
Basic net income per share before cumulative effect of
     change in accounting principle                                  $         169.38             152.86              265.00
Basic net income per share                                           $         169.38             152.86              157.36

See accompanying notes to consolidated financial statements.


                                              AMERICAN FIDELITY ASSURANCE COMPANY
                                                       AND SUBSIDIARIES

                                        Consolidated Statements of Stockholder's Equity

                                         Years ended December 31, 2005, 2004, and 2003
                                                        (In thousands)
                                                                                               Accumulated
                                                            Additional                           other            Total
                                            Common           paid-in          Retained        comprehensive   stockholder's
                                             stock           capital          earnings       income (loss)       equity
                                         --------------    -------------    --------------   --------------   --------------
Balance, December 31, 2002              $        2,500           29,276           284,721           47,053          363,550
Comprehensive income:
     Net income                                     --               --            39,339               --           39,339
     Net change in unrealized holding
        gain on investments available
        for sale, net of reclassification
        adjustment, net of tax                      --               --                --          (30,231)         (30,231)
     Minimum pension liability
        adjustment, net of tax                      --               --                --            4,788            4,788
                                                                                                              --------------
     Comprehensive income                                                                                            13,896
Capital contribution                                --            2,262                --               --            2,262
Dividends paid                                      --               --           (13,398)              --          (13,398)
                                         --------------    -------------    --------------   --------------   --------------
Balance, December 31, 2003                       2,500           31,538           310,662           21,610          366,310
Comprehensive income:
     Net income                                     --               --            38,216               --           38,216
     Net change in unrealized holding
        gain on investments available
        for sale, net of reclassification
        adjustment, net of tax                      --               --                --             (120)            (120)
                                                                                                              --------------
     Comprehensive income                                                                                            38,096
Dividends paid                                      --               --           (14,734)              --          (14,734)
                                         --------------    -------------    --------------   --------------   --------------
Balance, December 31, 2004                       2,500           31,538           334,144           21,490          389,672
Comprehensive income:
     Net income                                     --               --            42,344               --           42,344
     Net change in unrealized holding
        gain on investments available
        for sale, net of reclassification
        adjustment, net of tax                      --               --                --          (22,773)         (22,773)
                                                                                                              --------------
     Comprehensive income                                                                                            19,571
Dividends paid                                      --               --           (13,790)              --          (13,790)
                                         --------------    -------------    --------------   --------------   --------------
Balance, December 31, 2005              $        2,500           31,538           362,698           (1,283)         395,453
                                         ==============    =============    ==============   ==============   ==============

See accompanying notes to consolidated financial statements.


                                              AMERICAN FIDELITY ASSURANCE COMPANY
                                                       AND SUBSIDIARIES

                                             Consolidated Statements of Cash Flows

                                         Years ended December 31, 2005, 2004, and 2003
                                                        (In thousands)
                                                                       2005                  2004                  2003
                                                                -------------------   -------------------    ------------------
Cash flows from operating activities:
     Net income                                                $            42,344                38,216                39,339
                                                                -------------------   -------------------    ------------------
     Adjustments to reconcile net income to net cash
        provided by operating activities:
           Provision for depreciation                                            2                     2                     1
           Accretion of discount on investments                             (8,382)               (5,355)               (3,674)
           Realized gains on investments                                      (117)               (3,910)               (7,782)
           Net purchases, sales, and maturities of
              trading investments                                          (33,086)              (14,127)              (15,725)
           Increase in deferred policy acquisition costs                   (24,033)              (12,596)              (24,542)
           Increase in accrued investment income                            (1,688)                 (786)                  (29)
           Decrease (increase) in accounts receivable                        5,185               (31,616)              (39,802)
           Decrease in other assets, net of
              realized gains                                                 1,690                   220                 1,016
           Increase in policy liabilities                                   38,287                56,864                59,470
           Interest credited on deposit and other
              investment-type contracts                                     32,820                30,129                28,613
           Charges on deposit and other
              investment-type contracts                                    (10,777)              (12,724)              (11,921)
           Increase in general expenses, taxes, licenses
              and fees payable, funds withheld under
              reinsurance contract, and other liabilities                   20,458                38,558                34,915
           Cumulative effect of change in accounting principle                  --                    --                41,403
           (Decrease) increase in fair value of derivative in
              funds withheld under reinsurance contract                     (7,310)                3,826                (4,215)
           Transfer of securities available for sale to trading                 --                    --               (37,938)
           Net change in fair value of trading investments                   7,105                (3,851)                4,257
           Deferred income taxes                                              (802)                4,995                 4,252
                                                                -------------------   -------------------    ------------------
                 Total adjustments                                          19,352                49,629                28,299
                                                                -------------------   -------------------    ------------------
                 Net cash provided by operating activities                  61,696                87,845                67,638
                                                                -------------------   -------------------    ------------------
Cash flows from investing activities:
     Sale, maturity, or repayment of investments:
        Fixed maturities available for sale                                279,099               328,580               620,955
        Equity securities available for sale                                 5,948                 5,116                10,653
        Mortgage loans on real estate                                       27,520                25,252                23,649
     Net change in short-term and other investments,
        net of realized gains                                                4,552               (19,530)              (14,067)
     Purchase of investments:
        Fixed maturities available for sale                               (406,971)             (509,413)             (851,551)
        Equity securities available for sale                               (11,737)              (13,206)              (11,677)
        Mortgage loans on real estate                                      (57,649)              (55,957)              (39,688)
     Net change in policy loans                                               (432)                 (110)                 (631)
                                                                -------------------   -------------------    ------------------
                 Net cash used in investing activities                    (159,670)             (239,268)             (262,357)
                                                                -------------------   -------------------    ------------------


                                              AMERICAN FIDELITY ASSURANCE COMPANY
                                                       AND SUBSIDIARIES

                                             Consolidated Statements of Cash Flows

                                         Years ended December 31, 2005, 2004, and 2003
                                                        (In thousands)
                                                                       2005                  2004                  2003
                                                                -------------------   -------------------   -------------------
Cash flows from financing activities:
     Dividends paid to parent                                  $           (13,790)              (14,734)              (13,398)
     Capital contribution from parent                                           --                    --                 2,262
     Proceeds from notes payable                                            75,000               142,000               175,000
     Repayment of notes payable                                             (4,142)               (5,714)              (25,715)
     Deposits to deposit and other
        investment-type contracts                                           98,454                90,678                87,426
     Withdrawals from deposit and other
        investment-type contracts                                          (64,256)              (60,573)              (50,831)
                                                                -------------------   -------------------   -------------------
              Net cash provided by financing activities                     91,266               151,657               174,744
                                                                -------------------   -------------------   -------------------
              Net (decrease) increase in cash                               (6,708)                  234               (19,975)
Cash, beginning of year                                                     21,573                21,339                41,314
                                                                -------------------   -------------------   -------------------
Cash, end of year                                              $            14,865                21,573                21,339
                                                                ===================   ===================   ===================
Supplemental disclosure of cash flow information:
     Cash paid during the year for:
        Interest on notes payable                              $            16,084                12,671                 9,722
        Federal income taxes, net of refunds received                       14,010                11,000                 7,460
Supplemental disclosure of noncash investing activities:
     Change in net unrealized holding gain on investment
        available for sale, net of deferred tax benefit
        of $12,270, $65, and $16,279 in 2005, 2004,
        and 2003, respectively                                             (22,773)                 (120)              (30,231)
     Minimum pension liability adjustment, net of
        deferred tax expense of $2,579                                          --                    --                 4,788
     Transfer of available for sale investments to trading,
        with an unrealized holding gain of $37,938                              --                    --               492,878

See accompanying notes to consolidated financial statements.

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 2005, 2004, and 2003



(1)  Business Description and Significant Accounting Policies

     (a)  Business

          American Fidelity Assurance Company and subsidiaries (AFA or the Company) provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

          AFA is licensed in 49 states and the District of Columbia with approximately 34% of direct premiums written in Oklahoma, Texas, and California. AFA is represented by approximately 330 salaried managers and agents, and over 8,800 brokers. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations and focusing on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability. The AFAmeriLife Division was formed upon the acquisition of a block of life business in 2000. This division is marketing individual life products through the internet and through independent brokers.

     (b)  Basis of Presentation and Principles of Consolidation

          The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (see note 2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

     (c)  Use of Estimates

          Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates. Principal estimates that could change in the future are the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

     (d)  Investments

          Management determines the appropriate classification of investments at the time of purchase. Held-to-maturity debt securities are those securities that management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity and are carried at amortized cost. Trading securities are bought and held principally for the purpose of selling them in the near term and are carried at fair value. Investments to be held for indefinite periods of time and not intended to be held to maturity or for trading are classified as available for sale and carried at fair value. Fair values of investments classified as trading and as available for sale are based on quoted market prices. All of the Company's investments are classified as available for sale or trading.

          The effects of unrealized holding gains and losses on trading securities are included in earnings. The effects of unrealized holding gains and losses on securities available for sale are reported as accumulated other comprehensive income, a separate component of stockholder's equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer.

          Short-term investments are reported at cost, which approximates fair value. Equity securities (common and nonredeemable preferred stocks) are reported at fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investment in real estate is carried at cost less accumulated depreciation. Investment in real estate, excluding land, is depreciated on a straight-line basis using the estimated life of no more than 39 years. Policy loans are reported at the unpaid balance.

          Realized gains or losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

          Because the Company's primary business is in the insurance industry, the Company holds a significant amount of assets that are matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

          The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term and other investments. The Company does not invest in any fixed maturities that are low investment-grade and have a high yield (junk bonds). The Company limits its risks by investing in fixed maturities and equity securities of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States government.

          The Company periodically reviews its investment portfolio to determine if allowances for possible losses or provisions for other-than-temporary impairment are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, and other valuation information. While management believes that current allowances are adequate, and that no provisions for other-than-temporary impairment are necessary, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments to the allowance for losses or carrying values of investments based upon available information and judgments of the regulatory examiners at the time of their examination.

     (e)  Recognition of Premium Revenue and Costs

          Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits. The Company's earnings related to annuity products are impacted by conditions in the overall interest rate environment.

          Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

          Revenues from universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

     (f)  Policy Acquisition Costs

          The Company defers costs that vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium-paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium-paying period of the policies based on the Company's experience. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable.

     (g)  Policy Liabilities

          Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

          Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The cancer reserves for benefits payable are discounted at 6% at December 31, 2005 and 2004. The group disability reserves for benefits payable are discounted at 6.75% and 6.5% at December 31, 2005 and 2004, respectively. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company's best estimate of the ultimate value, the actual results may vary from these values in either direction.

     (h)  Reinsurance

          The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards (SFAS) No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts. SFAS No. 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

     (i)  Income Taxes

          Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (j)  Equipment

          Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of three to ten years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. The costs associated with internally developed software are capitalized and amortized on a straight-line basis using estimated useful lives of three to five years. Upon retirement or disposal of an asset, the asset and related accumulated depreciation is eliminated and any related gain or loss is included in income.

     (k)  Separate Accounts

          The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund (the Fund), an open-end investment company sponsored by AFA, in exchange for shares of the Fund. Under Oklahoma law, the assets of Account A are segregated from the Company's assets, are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

          The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the 17 segregated subaccounts for Account B and the 17 segregated subaccounts for Account C are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

     (l)  Basic Net Income Per Share

          Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 2005, 2004, and 2003, the weighted average number of shares outstanding was 250,000. There are no dilutive securities outstanding.

     (m)  Reclassifications

          Certain prior year amounts have been reclassified to be consistent with the current year presentation.

     (n)  Comprehensive Income

          The Company accounts for comprehensive income as prescribed by SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income (loss) consists of net income, changes in net unrealized gains (losses) on securities available for sale (net of reclassification adjustment), and changes in the net minimum pension liability, and is presented in the consolidated statements of stockholder's equity.

     (o)  New Accounting Pronouncements

          In September 2005, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts. This statement provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs and unearned inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

          On April 2, 2003, the Financial Accounting Standards Board (FASB) cleared SFAS No. 133 Implementation Issue No. B36 (the Statement), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. The Company's funds withheld under reinsurance contract contains an embedded derivative, which requires bifurcation and separate accounting under the Statement. The identified embedded derivative closely resembles a total return swap. The Company has developed a valuation model to arrive at an estimate of the fair value of the embedded derivative that uses various assumptions regarding future cash flows under the affected reinsurance contract. The effective date of the implementation guidance in the Statement is the first day of the first quarter beginning after September 15, 2003.

          The fair value of the embedded derivative at the date of adoption of the Statement on October 1, 2003 created a loss of approximately $26,912,000, net of taxes of approximately $14,491,000 and this has been accounted for as a cumulative effect of a change in accounting principle. The (decrease) increase in the embedded derivative for the year ended December 31, 2005 and 2004 and from October 1, 2003 to December 31, 2003 of approximately $(7,310,000), $3,826,000, and
          $(4,215,000), respectively, are included in the consolidated statements of income as the change in the fair value of derivative in funds withheld under reinsurance contract. Additionally, the Statement allowed for companies that have ceded insurance under existing reinsurance arrangements to reclassify investment securities from available for sale into trading, without calling into question the intent of those companies to hold other investment securities as available for sale; however, those "taint-free" reclassifications are limited to the amount and type of securities related to the embedded derivative that is being newly accounted for as a derivative in conjunction with the initial application of the Statement. The Company elected to reclassify investment securities available for sale with an amortized cost of approximately $492,878,000 and a fair value of approximately $530,816,000. The unrealized gain at the date of the transfer of approximately $37,938,000 was recognized in earnings and is included in net investment income in the consolidated statements of income.

          The following compares reported net income for 2003 to pro forma net income, assuming the provisions of the Statement were in effect for all years presented (in thousands):

                                               2003
                                        -------------------
      Net income, as reported          $            39,339
                                        ===================
      Pro forma net income             $            42,907
                                        ===================


          In December 2003, the FASB issued FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R), which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. FIN 46R replaces FASB Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of ARB No. 51, which was issued January 2003. The Company applied the revised Interpretation immediately to all entities created after December 31, 2003, and to all other entities as of January 1, 2005. The application of FIN 46R did not have a material effect on the Company's financial statements and no consolidation or disclosure was required.

          In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. This statement provides guidance on separate account presentation and valuation, the accounting for sales inducements and the classification and valuation of long-duration contract liabilities. This statement was adopted by the Company on January 1, 2004. The adoption of SOP 03-1 did not have a material effect on the results of operations or financial condition of the Company.

          In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. This Statement establishes standards for the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The Statement also includes required disclosures for financial instruments within its scope. For the Company, the Statement was effective as of January 1, 2004, except for mandatorily redeemable financial instruments. For certain mandatorily redeemable financial instruments, the Statement will be effective for the Company on January 1, 2005. The effective date has been deferred indefinitely for certain other types of mandatorily redeemable financial instruments. The Company currently does not have any financial instruments that are within the scope of this Statement.

(2)  Statutory Financial Information

     The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from financial statements prepared on the basis of U.S. generally accepted accounting principles. The Company reported statutory net income for the years ended December 31, 2005, 2004, and 2003 of approximately $19,507,000, $25,580,000, and $19,646,000, respectively. The Company reported statutory capital and surplus at December 31, 2005 and 2004 of approximately $184,625,000 and $176,508,000, respectively.

     Retained earnings of the Company are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year.

     The Oklahoma Insurance Department has adopted risk-based capital (RBC) requirements for life insurance companies. These requirements are applicable to the Company. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

     The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the company's total adjusted capital
     (TAC) to its ACLC. TAC is equal to statutory capital, plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

     At December 31, 2005 and 2004, the statutory TAC of the Company significantly exceeds the level requiring corrective action.

(3)  Investments

     Investment income for the years ended December 31 is summarized below (in thousands):

                                                       2005            2004            2003
                                                 -------------   -------------   -------------
Interest on fixed maturities                    $     116,481         106,647          97,146
Dividends on equity securities                            623             475           1,238
Interest on mortgage loans                             21,559          19,800          19,038
Investment real estate income                               5               5               5
Interest on policy loans                                2,752           2,389           1,991
Interest on short-term investments                      1,144              85              15
Net realized gains                                        117           3,910           7,782
Unrealized holding gain on transfer of
     investments available for sale to trading             --              --          37,938
Change in fair value of trading investments            (7,105)          3,851          (4,257)
Other                                                   1,058             405              90
                                                 -------------   -------------   -------------
                                                      136,634         137,567         160,986
Less reinsurance allowance for investment
     income under funds withheld arrangement
     (note 12)                                        (35,996)        (34,667)        (33,385)
Less investment expenses                              (24,625)        (20,476)        (16,411)
                                                 -------------   -------------   -------------
                 Net investment income          $      76,013          82,424         111,190
                                                 =============   =============   =============


     Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

                                           2005                        2004                         2003
                                ---------------------------  ---------------------------  ---------------------------
                                  Realized     Unrealized     Realized      Unrealized     Realized      Unrealized
                                ------------- -------------  ------------  -------------  ------------  -------------
Fixed maturities available
  for sale                     $      2,835        (35,920)       1,442          (1,354)       3,823         (46,276)
Equity securities available
  for sale                             (292)           877          366           1,169          417            (234)
Trading securities                      150         (7,105)         440           3,851           27          33,681
Mortgage loans                         (273)            --         (232)             --         (405)             --
Short-term and other                 (2,303)            --        1,894              --        3,920              --
                                ------------- -------------  ------------  -------------  ------------  -------------
                               $        117        (42,148)       3,910           3,666        7,782         (12,829)
                                ============= =============  ============  =============  ============  =============


     Included in the above realized gains (losses) is the (increase) decrease in the allowance for possible losses on mortgage loans of $(273,000), $50,000, and $(405,000) in 2005, 2004, and 2003, respectively.

     The gross unrealized holding gains on equity securities available for sale were approximately $2,737,000 and $1,726,000 in 2005 and 2004, respectively. Gross unrealized holding losses on equity securities available for sale were approximately $213,000 and $79,000 in 2005 and 2004, respectively.

     The amortized cost and estimated fair value of investments in fixed maturities available for sale are as follows (in thousands):

                                                                December 31, 2005
                                  ----------------------------------------------------------------------------
                                                           Gross              Gross
                                                         unrealized         unrealized
                                     Amortized            holding            holding            Estimated
                                        cost               gains              losses            fair value
                                  -----------------   -----------------  -----------------   -----------------
U.S. Treasury securities         $           3,146                  60                (38)              3,168
Obligations of U.S. government
     sponsored agencies                    301,546               1,886             (4,571)            298,861
States and territories                      14,277                 396                (94)             14,579
Corporate securities                       545,859              15,724             (5,998)            555,585
Mortgage-backed securities                 681,954               3,148            (15,014)            670,088
                                  -----------------   -----------------  -----------------   -----------------
                 Total           $       1,546,782              21,214            (25,715)          1,542,281
                                  =================   =================  =================   =================


                                                                December 31, 2004
                                   ----------------------------------------------------------------------------
                                                            Gross              Gross
                                                          unrealized         unrealized
                                      Amortized            holding            holding            Estimated
                                         cost               gains              losses            fair value
                                   -----------------   -----------------  -----------------   -----------------
U.S. Treasury securities          $           3,430                  76                 --               3,506
Obligations of U.S. government
     sponsored agencies                     269,465               3,003             (2,408)            270,060
States and territories                       13,976                 345               (109)             14,212
Corporate securities                        483,262              23,932             (1,823)            505,371
Mortgage-backed securities                  637,560              12,489             (4,086)            645,963
                                   -----------------   -----------------  -----------------   -----------------
                 Total            $       1,407,693              39,845             (8,426)          1,439,112
                                   =================   =================  =================   =================


     The amortized cost and estimated fair value of investments in fixed maturities available for sale at December 31, 2005 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                Amortized         Estimated
                                                  cost            fair value
                                            ---------------   ----------------
Due in one year or less                    $        77,619             77,194
Due after one year through five years              149,682            149,485
Due after five years through ten years             269,219            271,537
Due after ten years                                368,308            373,977
                                            ---------------   ----------------
                                                   864,828            872,193
Mortgage-backed securities                         681,954            670,088
                                            ---------------   ----------------
                 Total                     $     1,546,782          1,542,281
                                            ===============   ================


     Proceeds from sales of investments in fixed maturities available for sale were approximately $70,260,000, $113,095,000, and $119,920,000 in 2005, 2004, and 2003, respectively. Gross gains of approximately $4,282,000, $2,758,000, and $4,514,000 and gross losses of approximately $1,769,000, $1,724,000, and $3,020,000 were realized on those sales in
     2005, 2004, and 2003, respectively. In addition, the Company realized net gains of approximately $322,000, $408,000, and $2,329,000 during 2005,
     2004, and 2003, respectively, on investments in fixed maturities that were called or prepaid.

     The Company's common stock consists of holdings in banks and trust and insurance companies, primarily in Federal Home Loan Bank common stock.

     At October 1, 2003, the Company elected to reclassify investment securities available for sale with an amortized cost of approximately $492,878,000 and a fair value of approximately $530,816,000 to trading (note 1(o)). The unrealized gain at the date of transfer of approximately $37,938,000 is included in net investment income.

     At December 31, 2005 and 2004, the Company maintained a portfolio of investment securities classified as trading with a fair value of approximately $591,956,000 and $565,825,000, respectively. These investments are subject to price volatility associated with any interest-bearing instrument. Net realized gains on trading securities during the years ended December 31, 2005 and 2004 were approximately $150,000 and $440,000, respectively, and are included in net investment income. Net unrealized holding gains on trading securities held at December 31, 2005 and 2004 were approximately $30,427,000 and $37,532,000, respectively.

     Gross unrealized losses on investment securities available for sale and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2005, were as follows (in thousands):

                                    Less than 12 months          12 months or longer                Total
                                ---------------------------  ---------------------------  ---------------------------
                                               Unrealized                   Unrealized                   Unrealized
                                 Fair value      losses      Fair value       losses      Fair value       losses
                                ------------- -------------  ------------  -------------  ------------  -------------
U.S. Treasury securities       $      2,446            (38)          --              --        2,446             (38)
Obligations of U.S. government
    sponsored agencies               66,721           (993)     146,007          (3,578)     212,728          (4,571)
States and territories                   --             --        4,886             (94)       4,886             (94)
Corporate securities                185,852         (3,297)      71,310          (2,701)     257,162          (5,998)
Mortgage-backed securities          329,656         (7,803)     153,635          (7,211)     483,291         (15,014)
                                ------------- -------------  ------------  -------------  ------------  -------------
     Subtotal - debt securities     584,675        (12,131)     375,838         (13,584)     960,513         (25,715)
                                ------------- -------------  ------------  -------------  ------------  -------------
Preferred stocks                        820           (213)          --              --          820            (213)
                                ------------- -------------  ------------  -------------  ------------  -------------
     Subtotal - equity securities       820           (213)          --              --          820            (213)
                                ------------- -------------  ------------  -------------  ------------  -------------
     Total                     $    585,495        (12,344)     375,838         (13,584)     961,333         (25,928)
                                ============= =============  ============  =============  ============  =============


     The unrealized losses in U.S. Treasury securities and obligations of U.S. government sponsored agencies are due to interest rate fluctuations which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other than temporarily impaired.

     The investment included in states and territories is a taxable municipal bond issued by the state of Illinois. The bond is high grade investment quality and has an unrealized loss due to an increase in interest rates since acquisition. Because the decline in fair value is attributable to changes in interest rates and not credit quality, and because the Company has the ability and intent to hold this investment until a market price recovery or maturity, this investment is not considered other than temporarily impaired.

     The investments included in corporate securities are comprised of corporate bonds and convertible bonds. The unrealized loss is due to an increase in interest rates and changes in sector spreads. The unrealized loss may continue and may become more severe in a continued rising interest rate environment. Because the decline in fair value is attributable to changes in interest rates and not credit quality, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other than temporarily impaired.

     The investments included in mortgage-backed securities are comprised of U.S. government sponsored agency mortgage-backed securities, U.S. government sponsored agency-backed collateralized mortgage obligations, and corporate trustee issued (AAA rated) whole loan collateralized mortgage obligations. The unrealized losses on these securities are due to interest rate increases and not credit quality. The contractual cash flows of these securities are either a direct obligation of a U.S. government sponsored agency or of a corporate trustee with the added benefit of the underlying mortgage collateral. Because the decline in fair value is attributable to changes in interest rates and not credit quality, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other than temporarily impaired.

     The investments included in preferred stock with unrealized losses are mainly convertible preferred stocks of industrial companies. The unrealized loss is due to an increase in interest rates and changes in sector spreads. The unrealized loss may continue and may become more severe in a continued rising interest rate environment. The Company does not consider these investments to be other than temporarily impaired.

     Included in short-term and other investments at December 31, 2005 and 2004, respectively, are derivative instruments of approximately $12,115,000 and $11,906,000, which are carried at fair value. The net change in the fair value of these derivatives in 2005, 2004, and 2003 of approximately $(2,302,000), $1,894,000, and $4,331,000, respectively, before tax, is also reported as a realized (loss) gain in the consolidated statements of income. The derivative instruments owned by the Company consist of conversion features embedded within certain investments in fixed maturities and preferred stock, and are valued based on quotations obtained from an outside investment advisory firm.

     At December 31, 2005 and 2004, investments with carrying values of approximately $2,675,000 and $2,691,000, respectively, were on deposit with state insurance departments as required by statute.

(4)  Fair Value of Financial Instruments

     A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:

                                                         2005                                2004
                                          ----------------------------------  -----------------------------------
                                             Carrying          Estimated         Carrying           Estimated
                                              amount          fair value          amount           fair value
                                          ----------------  ----------------  ----------------   ----------------
Financial assets:
    Cash                                 $       14,865            14,865            21,573             21,573
    Short-term and other investments             48,497            48,497            55,352             55,352
    Accounts receivable                          61,293            61,293            75,065             75,065
    Accrued investment income                    23,402            23,402            21,714             21,714
    Reinsurance receivables on paid
       and unpaid benefits                      749,059           749,059           740,472            740,472
    Policy loans                                 27,987            27,987            27,555             27,555
    Fixed maturities available for sale       1,542,281         1,542,281         1,439,112          1,439,112
    Equity securities available for sale         36,420            36,420            30,046             30,046
    Trading investments                         591,956           591,956           565,825            565,825
    Mortgage loans                              299,087           319,961           269,231            296,949
Financial liabilities:
    Certain policy liabilities                  776,825           774,124           729,260            725,628
    Derivative in funds withheld under
       reinsurance contract                      33,704            33,704            41,014             41,014
    Other liabilities                            95,130            95,130           105,609            105,609
    Notes payable                               505,072           494,518           434,214            441,014


     Cash, Short-Term and Other Investments, Accounts Receivable, Accrued Investment Income, Reinsurance Receivables on Paid and Unpaid Benefits, and Other Liabilities

     The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns. The derivative balances included in short-term and other investments are carried at fair value, based on quotations obtained from an outside investment advisory firm.

     Policy Loans

     Policy loans have average interest yields of approximately 7.12% and 6.76% as of December 31, 2005 and 2004, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

     Fixed Maturities and Trading Investments

     The fair value of fixed maturities and trading investments are estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued.

     Equity Securities

     The fair value of equity securities investments of the Company is based on bid prices published in financial newspapers or bid quotations received from securities dealers.

     Mortgage Loans

     Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories, and have average net yield rates of 6.95% and 7.11% for December 31, 2005 and 2004, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market rates of 5.86% and 5.54% for December 31, 2005 and 2004, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

     Certain Policy Liabilities

     Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities that do not have life contingencies. The fair value of the deposit administration funds is estimated as the cash surrender value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

                                                  2005                                2004
                                    ----------------------------------  ----------------------------------
                                       Carrying          Estimated         Carrying          Estimated
                                        amount          fair value          amount          fair value
                                    ----------------  ----------------  ----------------  ----------------
                                            (In thousands)                      (In thousands)
Funds held under deposit
    administration contracts       $      726,460           722,351           674,529           669,228
Annuities                                  50,365            51,773            54,731            56,400


     Derivative in Funds Withheld under Reinsurance Contract

     The fair value of the Company's derivative in funds withheld under reinsurance contract is estimated as the difference between the present value of the return on the underlying investment securities and the present value of the financing leg of the total return swap. The present value is determined using the LIBOR/swap curve.

     Notes Payable

     The fair value of the Company's notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are at or near the carried rates because the notes have relatively short terms or carry the option of conversion to an adjustable rate.

     Limitations

     Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

(5)  Deferred Policy Acquisition Costs

     Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the change in deferred policy acquisition costs is summarized as follows (in thousands):

                                                  Life and        Accident and
                                                  annuity            health              Total
                                             ----------------   ----------------   ----------------
Year ended December 31, 2005:
     Deferred costs                         $         14,219             60,102             74,321
     Amortization                                     (6,082)           (44,206)           (50,288)
                                             ----------------   ----------------   ----------------
                 Net increase               $          8,137             15,896             24,033
                                             ================   ================   ================
Year ended December 31, 2004:
     Deferred costs                         $         10,854             63,312             74,166
     Amortization                                    (10,981)           (50,589)           (61,570)
                                             ----------------   ----------------   ----------------
                 Net (decrease) increase    $           (127)            12,723             12,596
                                             ================   ================   ================
Year ended December 31, 2003:
     Deferred costs                         $         11,580             65,786             77,366
     Amortization                                    (11,579)           (41,245)           (52,824)
                                             ----------------   ----------------   ----------------
                 Net increase               $              1             24,541             24,542
                                             ================   ================   ================


(6)  Reserves for Future Policy Benefits

     Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (in thousands):

                                                                                    Interest
                                                    2005            2004          assumptions
                                              ---------------   -------------  -----------------
Life and annuity reserves:
     Issued prior to 1970                    $         3,186           3,271         4.75%
     Issued 1970 through 1980                         29,753          30,583     6.75% to 5.25%
     Issued after 1982 (indeterminate
        premium products)                                733             776    10.00% to 8.50%
     Issued through 1987 (acquired business)           1,207           1,212         11.00%
     Issued 1981-1994 (all other)                     37,398          37,606     8.50% to 7.00%
     Issued after 1994 (all other)                    32,388          45,329        Various
     Life contingent annuities                        34,891          35,275       Various<F1>
     Group term life waiver of premium
        disabled lives                                 8,935           9,233         6.00%
     Reserves acquired through assumption
        reinsurance agreement (note 12)              659,080         636,204     5.50% to 2.25%
                                              ---------------   -------------
                                             $       807,571         799,489
                                              ===============   =============

<F1>
     These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at the assumed interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates assumed.


     Assumptions as to mortality are based on the Company's prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after), and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company's prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

(7)  Liability for Benefits Payable

     Life and Accident and Health Claim Reserve Activity for the years ended December 31, 2005, 2004, and 2003 was (in thousands):

                                                      2005             2004              2003
                                                 -------------   --------------    --------------
Liability beginning of year, net of reinsurance $      70,465           51,227            45,610
Incurred related to:
     Current year                                     236,786          232,616           235,864
     Prior years                                         (139)           6,052            (2,894)
                                                 -------------   --------------    --------------
                 Total incurred                       236,647          238,668           232,970
Paid related to:
     Current year                                     131,921          131,317           122,399
     Prior years                                       95,892           88,113           104,954
                                                 -------------   --------------    --------------
                 Total paid                           227,813          219,430           227,353
                                                 -------------   --------------    --------------
Liability end of year, net of reinsurance       $      79,299           70,465            51,227
                                                 =============   ==============    ==============


     Reinsurance recoverables on paid losses were $6,665,000 and $7,823,000 at December 31, 2005 and 2004, respectively.

     The provision for benefits pertaining to prior years decreased approximately $139,000 in 2005 from the prior year estimate. This decrease is due to better than anticipated experience in the group medical and disability lines of business of approximately $3,500,000, a lengthening of claim lags in the cancer line of business that accounted for a shortfall of approximately $4,100,000, and better than expected experience in life claims of approximately $700,000. At year-end 2004, there was an increase in reserves relating to group medical due to backlog concerns and transition issues with a third party administrator. These concerns did not materialize to the extent we had anticipated. The provision for benefits pertaining to prior years increased approximately $6,052,000 in 2004 from the prior year estimate. Approximately $7,000,000 of the increase was due to less than favorable experience in the group disability and medical line. This was offset by approximately $500,000 better than expected experience in cancer claims and approximately $425,000 better than expected experience in life claims. The provision for benefits pertaining to prior years decreased approximately $2,900,000 in 2003 from the prior year estimate. This decrease is due to less than favorable experience in the group medical and disability line of business of approximately $1,975,000 and better than expected experience in the cancer line of business of approximately $4,800,000.

(8)  Notes Payable

     Notes payable as of December 31 are summarized as follows:

                                                                           2005                  2004
                                                                    -------------------   -------------------
                                                                                   (In thousands)
2.98% line of credit, due in 2006, interest due monthly            $         25,000                25,000
5.55% line of credit, due in 2008, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in February 2003 and quarterly thereafter                           6,500                 6,500
5.03% line of credit, due in 2008, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in September 2003 and quarterly thereafter                          5,000                 5,000
5.60% line of credit, due in 2009, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in October 2000 and quarterly thereafter                            5,000                 5,000
3.10% line of credit, due in 2009, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in November 2006                                                   10,000                10,000
2.73% line of credit, due in annual installments of
     $2,000,000 until maturity in 2009, interest due monthly                  8,000                10,000
2.74% line of credit, due in 2009, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in March 2005 and quarterly thereafter                             10,000                10,000
3.81% line of credit, due in 2009, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in May 2005 and quarterly thereafter                               12,000                12,000
4.04% line of credit, due in 2009, interest due monthly                       5,000                 5,000
6.19% line of credit, due in 2010, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in February 2001 and quarterly thereafter                          10,000                10,000
6.61% line of credit, due in 2010, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in June 2003 and quarterly thereafter                              10,000                10,000
6.33% line of credit, due in 2010, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in April 2002 and quarterly thereafter                             15,000                15,000
6.87% line of credit, due in 2010, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in May 2001 and quarterly thereafter                               15,000                15,000
6.31% line of credit, due in 2010, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in October 2003 and quarterly thereafter                           15,000                15,000
3.21% line of credit, due in annual installments of
     approximately  $1,428,571 until maturity in 2011,
     interest due monthly                                                     8,572                10,000
3.82% line of credit, due in 2012, interest due monthly,
     interest rate was subject to conversion to an adjustable
     rate in November 2003 and quarterly thereafter                          10,000                10,000
1.65% line of credit, due in 2013, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in June 2006 and quarterly thereafter                             150,000               150,000
5.87% line of credit, due in 2014, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in May 2006 and quarterly thereafter                               15,000                15,000
3.50% line of credit, due in 2014, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in May 2007                                                        25,000                25,000
2.60% line of credit, due in 2014, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in March 2008                                                      10,000                10,000
2.23% line of credit, due in 2014, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in March 2007                                                      10,000                10,000
3.91% line of credit, due in 2014, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in May 2008                                                        25,000                25,000
3.70% line of credit, due in 2014, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in November 2009                                                   25,000                25,000
4.27% line of credit, due in 2015, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in April 2011                                                       5,000                     -
3.85% line of credit, due in 2015, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in April 2008                                                       5,000                     -
3.53% line of credit, due in 2015, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in April 2007 and quarterly thereafter                              5,000                     -
3.34% line of credit, due in 2015, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in May 2007 and quarterly thereafter                              10,000                      -
4.04% line of credit, due in 2015, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in May 2011                                                        5,000                      -
3.64% line of credit, due in 2015, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in May 2008                                                         5,000                     -
4.36% line of credit, due in 2015, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in July 2012                                                       20,000                     -
4.20% line of credit, due in 2015, interest due monthly,
     interest rate is subject to conversion to an adjustable
     rate in August 2011                                                     20,000                     -
Various notes payable, paid in 2004                                               -                   714
                                                                    -------------------   -------------------
                                                                   $        505,072               434,214
                                                                    ===================   ===================


     AFA has a line of credit with the Federal Home Loan Bank of Topeka in the amounts of $505,072,000 and $434,214,000 at December 31, 2005 and 2004,
     respectively. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $535,561,000 and $480,969,000 at December 31, 2005 and 2004, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company's name in a custodial account at JP Morgan Chase Bank, N.A., to secure current and future borrowings. To participate in this available credit, AFA has acquired 259,127 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $25,913,000 at December 31, 2005.

     The Federal Home Loan Bank of Topeka has the option to convert the initial rate of interest to an adjustable rate of interest on many of these lines of credit on the dates listed in the table above. At any time after the Federal Home Loan Bank of Topeka exercises its conversion option, the Company may prepay the advance in full or in part without a fee.

     The Company has unused lines of credit of approximately $20,000,000 available at December 31, 2005.

     Interest expense for the years ended December 31, 2005, 2004, and 2003 totaled approximately $16,474,000, $13,055,000, and $9,865,000, respectively, and is included in net investment income as an investment expense in the accompanying consolidated statements of income.

     Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2005 are as follows (in thousands):


       2006                     $     28,429
       2007                            3,428
       2008                           14,928
       2009                           45,429
       2010                           66,429
       Thereafter                    346,429
                                 ---------------
                                $    505,072
                                 ===============


(9)  Income Taxes

     Total 2005 income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes principally due to management fees paid to AFC treated as dividends for financial reporting purposes, the dividends received deduction and a tax-exempt interest adjustment related to prior years.

     Total 2004 income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes principally due to management fees paid to AFC treated as dividends for financial reporting purposes, the dividends received deduction and the tax exempt interest exclusion.

     The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31 are presented below (in thousands):

                                                                2005               2004
                                                         ----------------   ----------------
Deferred tax assets:
     Other investments                                  $            808                999
     Life and health reserves                                     31,923             30,157
     Other liabilities and assets                                  5,016              4,792
     Derivative in funds withheld under reinsurance
        contract                                                  11,796             14,355
                                                         ----------------   ----------------
                 Total gross deferred tax assets                  49,543             50,303
                                                         ----------------   ----------------
Deferred tax liabilities:
     Fixed maturities                                            (10,113)           (26,605)
     Equity securities                                              (871)              (621)
     Deferred policy acquisition costs                           (92,452)           (86,860)
     Due and deferred premiums                                   (14,337)           (17,519)
                                                         ----------------   ----------------
                 Total gross deferred tax liabilities           (117,773)          (131,605)
                                                         ----------------   ----------------
                 Net deferred tax liability             $        (68,230)           (81,302)
                                                         ================   ================


     Management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets reported on the consolidated balance sheets.

     The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax-paying entities. Other accounts payable includes income taxes payable of approximately $3,745,000 at December 31, 2005. Other accounts receivable includes income taxes receivable of approximately $3,208,000 at December 31, 2004.

     Prior to 1984, the Life Insurance Company Income Tax Act of 1959, as amended by the Deficit Reduction Act of 1984 (DRA), permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in the Policyholders' Surplus Account (PSA). On January 1, 1984, the balance of the PSA account was fixed and only subject to taxation in the event amounts in the PSA account were distributed to shareholders, or if the balance of the account exceeded certain limitations prescribed by the IRS. On October 22, 2004, President Bush signed into law the American Jobs Creation Act of 2004. Included among the various provisions of the Act was a two-year suspension of the taxation on distributions of amounts from a company's Policyholder's Surplus Account and reordering rules for current distributions providing that distributions are deemed to reduce the existing PSA balance before reducing amounts available to shareholders. At December 31, 2005, the accumulated untaxed PSA balance for AFA was $1,628,000. Management believes that under AFA's ordinary operations, $1,628,000 will be distributed before the expiration date of the suspension. At the close of the suspension period, the previous ordering rules will be reinstated, accordingly management considers the likelihood of additional distributions from the PSA account after the suspension period to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements.

(10) Other Comprehensive Income (Loss)

The changes in the components of other comprehensive income (loss) are reported net of income taxes for the periods indicated, as follows (in thousands):


                                                                     Year ended December 31, 2005
                                                    ---------------------------------------------------------------
                                                          Pretax                 Tax                   Net
                                                          amount                effect                amount
                                                    -------------------   -------------------   -------------------
Unrealized holding loss on available for
     sale investments:
        Unrealized holding loss arising during
           the period                              $           (37,586)            13,160                  (24,426)
        Plus: reclassification adjustment for
           gains included in net income                          2,543               (890)                   1,653
                                                    -------------------   -------------------   -------------------
Other comprehensive loss                           $           (35,043)            12,270                  (22,773)
                                                    ===================   ===================   ===================


                                                                    Year ended December 31, 2004
                                                    ---------------------------------------------------------------
                                                          Pretax                 Tax                   Net
                                                          amount                effect                amount
                                                    -------------------   -------------------   -------------------
Unrealized holding loss on available for
     sale investments:
        Unrealized holding loss arising during
           the period                              $            (1,993)               698                   (1,295)
        Plus: reclassification adjustment for
           gains included in net income                          1,808               (633)                   1,175
                                                    -------------------   -------------------   -------------------
Other comprehensive loss                           $              (185)                65                     (120)
                                                    ===================   ===================   ===================


                                                                     Year ended December 31, 2003
                                                    ---------------------------------------------------------------
                                                          Pretax                 Tax                   Net
                                                          amount                effect                amount
                                                    -------------------   -------------------   -------------------
Unrealized holding loss on available for
     sale investments:
        Unrealized holding loss arising during
           the period                              $           (50,750)            17,764                  (32,986)
        Plus: reclassification adjustment for
           gains included in net income                          4,240             (1,485)                   2,755
Minimum pension liability                                        7,367             (2,579)                   4,788
                                                    -------------------   -------------------   -------------------
Other comprehensive loss                           $           (39,143)            13,700                  (25,443)
                                                    ===================   ===================   ===================


     At December 31, 2005 and 2004, the component of accumulated other comprehensive (loss) income is as follows (in thousands):

                                                                        2005                  2004
                                                                 -------------------   ----------------
Unrealized holding (losses) gains, net of deferred tax
     benefit (liability) of $694 and $(11,576) in 2005 and
     2004, respectively                                         $            (1,283)            21,490
                                                                 -------------------   ----------------
                                                                $            (1,283)            21,490
                                                                 ===================   ================


(11) Reinsurance

     Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the consolidated financial statements. At December 31, 2005 and 2004, reinsurance receivables with a carrying value of approximately $143,584,000 and $143,802,000, respectively, were associated with three reinsurers. In addition, reinsurance receivables of approximately $594,520,000 and $535,162,000 in 2005 and 2004, respectively, were associated with one reinsurer (note 12).

     Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $500,000 on group life to $250,000 on individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2005 and 2004, the face amounts of life insurance in force that are reinsured amounted to approximately $14,877,000,000 (approximately 75.0% of total life insurance in force) and $14,780,000,000 (approximately 72.4% of total life insurance in force), respectively.

     Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage.

     The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $(197,261,000), $(203,025,000), and $(214,804,000) for life and accident and health reinsurance ceded, and $53,809,000, $18,658,000, and $16,173,000 for life and accident and health reinsurance assumed for the years ended December 31, 2005, 2004, and 2003, respectively.

     Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $159,260,000, $175,944,000, and $180,385,000 for the years ended December 31, 2005, 2004, and 2003, respectively.

(12) Acquired Business

     (a)  Mid-Continent Life Insurance Company

          Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL's policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America, which agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR), in 2002. The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $580,823,000 and $549,886,000 to HLR and maintaining a funds withheld liability at December 31, 2005 and 2004, respectively.

          Under the terms of the agreement with the receiver, the Company has guaranteed that the amount of premiums charged under the assumed "Extra-Life" contracts will not increase during the 17-year period beginning December 31, 2000. The Company had also guaranteed that the current dividend scale on the assumed "Extra-Life" contracts shall not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed "Extra-Life" contracts are no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma. Certain funds are being held by the receiver for the purpose of paying the reasonable costs of MCL's operations after December 31, 2000 and winding up the receivership proceedings, and the majority of these funds was remitted to the Company in 2003.

          As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

          The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years, because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR.

          Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company, through an experience refund account. The experience refund account is calculated as premium income plus investment income, less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to AFA, and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. The experience refund earned by AFA in 2005 and 2004, before tax, was approximately $3,872,000 and $3,973,000, respectively, and is included in other income in the accompanying consolidated statements of income. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying consolidated statements of income. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by SFAS No. 113. Investment income on the funds withheld is included in AFA's investment income, and administrative expense allowances paid to AFA are reported as a reduction of AFA's expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying consolidated statements of income.

     (b)  American Standard Life and Accident Insurance Company

          Effective July 1, 1998, the Company entered into an assumption reinsurance agreement with American Standard Life and Accident Insurance Company (ASL) of Enid, Oklahoma, the National Organization of Life and Health Guaranty Associations, and the guaranty associations in the states where ASL originally conducted its business. The Company recorded an asset for the value of the business acquired based on the present value of the estimated future profits on the business (PVP) at a 6.75% discount rate. The PVP was estimated to be $4,313,000 at July 1, 1998. Approximately $245,000, $285,000, and
          $328,000 of amortization was recorded in 2005, 2004, and 2003, respectively, and is included in operating expenses in the accompanying consolidated statements of income. The December 31, 2005 and 2004 balance of the PVP asset approximates $1,246,000 and $1,491,000, respectively, and is included in other assets in the accompanying consolidated balance sheets.

          An estimate of the amortization of the PVP for the next five years is as follows:

                  2006                            $     210,000
                  2007                                  178,000
                  2008                                  150,000
                  2009                                  127,000
                  2010                                  109,000


(13) Employee Benefit Plans

     The Company participates in a pension plan (the Plan) covering all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

     Prior to 2003, the Company was the Plan sponsor. Effective January 1, 2003, the Plan sponsor was changed from AFA to AFC. The change in Plan sponsor increased the Company's equity by approximately $3,821,000 on January 1, 2003. The Company recorded a decrease of approximately $4,788,000, net of tax, on the additional minimum pension liability, which is recognized as a component of other comprehensive income in 2003. The Company also recorded a decrease of approximately $967,000 in the prepaid pension asset, which is recognized as a dividend paid in 2003. The Company contributed approximately $6,110,000, $5,610,000, and $5,181,000 to the Plan during the years ended December 31, 2005, 2004, and 2003, respectively.

     The Company participates in a defined contribution thrift and profit sharing plan as provided under Section 401(a) of the Internal Revenue Code (the Code), which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $1,948,000, $1,882,000, and $1,810,000 to this plan during the years ended December 31, 2005, 2004, and 2003, respectively.

(14) Commitments and Contingencies

     Rent expense for office space and equipment for the years ended December 31, 2005, 2004, and 2003 was approximately $12,108,000, $11,559,000, and
     $11,164,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 2005 under noncancelable long-term leases are as follows (in thousands):

               2006                            $      2,710
               2007                                   2,016
               2008                                   1,344
               2009                                     590
               2010                                     155
               Thereafter                               109

     The Company has outstanding mortgage loan commitments of approximately $9,350,000 and $16,390,000 at December 31, 2005 and 2004, respectively.

     As of December 31, 2005, the Company has an outstanding guarantee for approximately $1,935,000 on borrowings from commercial banks by AFC. The borrowings were made for acquisition purposes and mature in 2007. The guarantee unconditionally, continually, and absolutely guarantees the obligations of AFC to the banks, but is limited and reducing as the principal amounts of the notes are repaid on a dollar for dollar basis. The guarantee is expected to mature in 2007 and is unsecured. If AFC defaults on the loan agreement, the Company could be requested to perform under the guarantee. It is unlikely that the Company would be required to make payments under its guarantee and no amount has been accrued for the Company's obligation under its guaranty arrangement.

     The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available which could result in changes to the estimated liabilities. As of December 31, 2005 and 2004, liabilities for guaranty association assessments totaled $4.9 million and $4.8 million, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2005, 2004, and 2003.

     The Company is named as defendant in lawsuits involving disputes over the method used by the Company to process cancer claims. Certain of these lawsuits are trying to establish a class action, but at this point there has been no such certification. Remedies sought include both actual and punitive damages. Management believes there are numerous defenses with regards to the establishment of the class for and the merits for each of the lawsuits. While the ultimate outcome of these cases cannot be determined at this time as discovery is in the early stages, management believes that adequate provision has been made with respect to these claims as of December 31, 2005, and that the final resolution of these cases will not have a material adverse affect on the Company's consolidated financial position.

     In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management's opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company's financial position.

(15) Related-Party Transactions

     The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month's notice. During the years ended December 31, 2005, 2004, and 2003, rentals paid under these leases were approximately $4,603,000, $4,892,000, and $4,876,000, respectively.

     During the years ended December 31, 2005, 2004, and 2003, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $6,140,000, $5,090,000, and $4,409,000, respectively.

     During the years ended December 31, 2005, 2004, and 2003, the Company paid management fees to AFC totaling approximately $4,524,000, $4,392,000, and $3,857,000, respectively.

     The Company leases office space from a subsidiary of AFC. The rent payments associated with the lease were approximately $4,394,000, $3,656,000, and $3,249,000 in 2005, 2004, and 2003, respectively.

     During 2005, 2004, and 2003, the Company paid cash dividends to AFC of approximately $13,790,000, $14,734,000, and $11,908,000, respectively.

     During 2003, the Company paid dividends to AFC of approximately $967,000 in the form of a prepaid pension asset.

     During 2003, the Company paid dividends to AFC of approximately $523,000 in the form of a receivable from a subsidiary of AFC.

     During 2005, 2004, and 2003, the Company entered into three-year software lease agreements with AFC. Lease expense related to the agreements was approximately $3,177,000, $3,223,000, and $2,705,000 for the years ended December 31, 2005, 2004, and 2003, respectively, and is included in selling costs and other operating, administrative, and general expenses.

     An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances.

(16) Segment Information

     The Company's reportable segments are its strategic business units. AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations. AFES specializes in voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease, and accident only policies, which are marketed to public school employees. The Strategic Alliances Division focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability. The AFAmeriLife Division markets individual life products through the internet and through independent brokers. All segments consist of business primarily sold throughout the United States of America.

     Assets and related investment income are allocated based upon related insurance reserves that are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

     The following summary, representing revenues and pre-tax income from continuing operations and identifiable assets for the Company's reportable segments as of and for the years ended December 31, 2005, 2004, and 2003, is as follows:

                                                                      Years ended December 31,
                                                         -------------------------------------------------
                                                               2005            2004              2003
                                                         --------------  --------------   ----------------
Revenue
     American Fidelity Education Services
        Division                                        $      319,778         289,956           268,082
     Association Worksite Division                             139,832         162,844           180,517
     Strategic Alliances Division                               74,843          79,847            69,275
     AFAmeriLife Division                                        6,979          15,371            36,449
     Noninsurance operations                                     2,085           1,924             1,958
                                                         -------------   --------------    --------------
              Total consolidated revenue                $      543,517         549,942           556,281
                                                         =============   ==============    ==============
Premiums and annuity and universal
     life considerations
        American Fidelity Education Services
           Division                                     $     237,518          212,785           191,056
        Association Worksite Division                         122,517          141,375           157,621
        Strategic Alliances Division                           72,720           78,727            65,172
        AFAmeriLife Division                                    5,606            2,485               643
        Noninsurance operations                                     -                -                 -
                                                         -------------   --------------    --------------
              Total consolidated premiums and
                 annuity and universal life
                 considerations                         $     438,361          435,372           414,492
                                                         =============   ==============    ==============
Net investment income
     American Fidelity Education Services
        Division                                        $      64,430           58,522            54,891
     Association Worksite Division                             10,175           11,406            11,529
     Strategic Alliances Division                               3,649            3,214             2,773
     AFAmeriLife Division                                      (2,243)           9,282            41,997
     Noninsurance operations                                        2                -                 -
                                                         -------------   --------------    --------------
              Total consolidated net
                 investment income                      $      76,013           82,424           111,190
                                                         =============   ==============    ==============


                                                                     Years ended December 31,
                                                         ----------------------------------------------
                                                              2005           2004              2003
                                                         -------------   -------------    -------------
Amortization of deferred policy
     acquisition costs
        American Fidelity Education Services
           Division                                     $      38,828          45,738           37,903
        Association Worksite Division                           8,920          12,465           11,600
        Strategic Alliances Division                            2,063           2,691            2,522
        AFAmeriLife Division                                      477             676              799
        Noninsurance operations                                     -               -                -
                                                         -------------   -------------    -------------
              Total consolidated amortization
                 of deferred policy acquisition
                 costs                                  $      50,288          61,570           52,824
                                                         =============   =============    =============
Pretax earnings (loss) including cumulative
     effect of change in accounting principle
        American Fidelity Education Services
           Division                                     $      53,152          40,719           43,100
        Association Worksite Division                             773           7,314            8,520
        Strategic Alliances Division                            6,173           4,152           (6,177)
        AFAmeriLife Division                                    2,287             915            9,149
        Noninsurance operations                                   120             115               76
                                                         -------------   -------------    -------------
              Total consolidated pretax earnings
                 including cumulative effect
                 of change in accounting
                 principle                              $      62,505          53,215           54,668
                                                         =============   =============    =============


                                                                  As of December 31,
                                                          --------------------------------
                                                                2005             2004
                                                          ---------------   --------------
Total assets
     American Fidelity Education Services Division       $     2,067,953        2,011,146
     Association Worksite Division                               320,474          314,149
     Strategic Alliances Division                                268,853          176,678
     AFAmeriLife Division                                      1,394,134        1,367,828
     Noninsurance operations                                         245              131
                                                          ---------------   --------------
              Total consolidated assets                  $     4,051,659        3,869,932
                                                          ===============   ==============


                             AMERICAN FIDELITY ASSURANCE COMPANY
                                      AND SUBSIDIARIES

                     Schedule III - Supplementary Insurance Information

                              As of December 31, 2005 and 2004
                                       (In thousands)
                                                                  2005             2004
                                                            ---------------   -------------
Deferred policy acquisition costs:
     American Fidelity Education Services Division         $       266,832         238,870
     Association Worksite Division                                  61,299          65,098
     Strategic Alliances Division                                   14,176          14,057
     AFAmeriLife Division                                            3,280           3,529
     Noninsurance operations                                             -               -
                                                            ---------------   -------------
                                                           $       345,587         321,554
                                                            ===============   =============
Reserves for future policy benefits:
     American Fidelity Education Services Division         $       552,174         529,128
     Association Worksite Division                                  91,644          87,118
     Strategic Alliances Division                                  108,778          81,168
     AFAmeriLife Division                                          366,925         391,598
     Noninsurance operations                                             -               -
                                                            ---------------   -------------
                                                           $     1,119,521       1,089,012
                                                            ===============   =============
Unearned premiums:
     American Fidelity Education Services Division         $         2,622           2,531
     Association Worksite Division                                     307             295
     Strategic Alliances Division                                        -               1
     AFAmeriLife Division                                                -               -
     Noninsurance operations                                             -               -
                                                            ---------------   -------------
                                                           $         2,929           2,827
                                                            ===============   =============
Benefits payable:
     American Fidelity Education Services Division         $        56,040          49,345
     Association Worksite Division                                  22,875          21,346
     Strategic Alliances Division                                    6,327           7,054
     AFAmeriLife Division                                              722             543
     Noninsurance operations                                             -               -
                                                            ---------------   -------------
                                                           $        85,964          78,288
                                                            ===============   =============


                                  AMERICAN FIDELITY ASSURANCE COMPANY
                                            AND SUBSIDIARIES

                           Schedule III - Supplementary Insurance Information

                             Years ended December 31, 2005, 2004, and 2003
                                             (In thousands)
                                                           2005             2004             2003
                                                    ----------------   --------------   --------------
Premium revenue and annuity and
     universal life considerations:
        American Fidelity Education Services
           Division                                $        237,518          212,785          191,056
        Association Worksite Division                       122,517          141,375          157,621
        Strategic Alliances Division                         72,720           78,727           65,172
        AFAmeriLife Division                                  5,606            2,485              643
        Noninsurance operations                                   -                -                -
                                                    ----------------   --------------   --------------
                                                   $        438,361          435,372          414,492
                                                    ================   ==============   ==============
Net investment income:
     American Fidelity Education Services
        Division                                   $         64,430           58,522           54,891
     Association Worksite Division                           10,175           11,406           11,529
     Strategic Alliances Division                             3,649            3,214            2,773
     AFAmeriLife Division                                    (2,243)           9,282           41,997
     Noninsurance operations                                      2                -                -
                                                    ----------------   --------------   --------------
                                                   $         76,013           82,424          111,190
                                                    ================   ==============   ==============
Benefits, claims, losses and
     settlement expenses:
        American Fidelity Education Services
           Division                                $        186,366          165,892          150,404
        Association Worksite Division                        62,237           66,508           77,470
        Strategic Alliances Division                         45,296           51,899           47,218
        AFAmeriLife Division                                 (4,790)           5,366           (3,042)
        Noninsurance operations                                   -                -                -
                                                    ----------------   --------------   --------------
                                                   $        289,109          289,665          272,050
                                                    ================   ==============   ==============
Amortization of deferred policy
     acquisition costs:
        American Fidelity Education Services
           Division                                $         38,828           45,738           37,903
        Association Worksite Division                         8,920           12,465           11,600
        Strategic Alliances Division                          2,063            2,691            2,522
        AFAmeriLife Division                                    477              676              799
        Noninsurance operations                                   -                -                -
                                                    ----------------   --------------   --------------
                                                   $         50,288           61,570           52,824
                                                    ================   ==============   ==============


                                 AMERICAN FIDELITY ASSURANCE COMPANY
                                            AND SUBSIDIARIES

                           Schedule III - Supplementary Insurance Information

                             Years ended December 31, 2005, 2004, and 2003
                                             (In thousands)
                                                           2005             2004             2003
                                                    ----------------   --------------   --------------
Other operating expenses:
     American Fidelity Education Services
        Division                                   $         43,350           43,850           37,433
     Association Worksite Division                           28,871           31,625           30,198
     Strategic Alliances Division                             5,962            6,378            5,977
     AFAmeriLife Division                                     6,983            3,351            1,104
     Noninsurance operations                                  1,887            1,738            1,809
                                                    ----------------   --------------   --------------
                                                   $         87,053           86,942           76,521
                                                    ================   ==============   ==============

See accompanying report of independent registered public accounting firm.


                                                 AMERICAN FIDELITY ASSURANCE COMPANY
                                                          AND SUBSIDIARIES

                                                      Schedule IV - Reinsurance

                                            Years ended December 31, 2005, 2004, and 2003
                                                           (In thousands)
                                                                                                                      Percentage
                                                                   Ceded            Assumed                            of amount
                                                 Gross            to other         from other           Net             assumed
                                                 amount          companies         companies           amount            to net
                                               --------------   ---------------   ---------------   ---------------   ------------
Year ended December 31, 2005:
     Life insurance in force                  $    19,454,950        14,876,587           382,825         4,961,188           7.72%
                                               ==============   ===============   ===============   ===============   ============
     Premiums:
        Life insurance                        $       128,347           101,609             1,089            27,827           3.91%
        Accident and health insurance                 453,466            95,652            52,720           410,534          12.84%
                                               --------------   ---------------   ---------------   ---------------   ------------
                 Total premiums               $       581,813           197,261            53,809           438,361          12.28%
                                               ==============   ===============   ===============   ===============   ============
Year ended December 31, 2004:
     Life insurance in force                  $    20,340,668        14,779,586            63,879         5,624,961           1.13%
                                               ==============   ===============   ===============   ===============   ============
     Premiums:
        Life insurance                        $       124,724            96,474               223            28,473           0.78%
        Accident and health insurance                 495,015           106,551            18,435           406,899           4.53%
                                               --------------   ---------------   ---------------   ---------------   ------------
                 Total premiums               $       619,739           203,025            18,658           435,372           4.29%
                                               ==============   ===============   ===============   ===============   ============
Year ended December 31, 2003:
     Life insurance in force                  $    20,778,408        13,826,874           106,936         7,058,470           1.52%
                                               ==============   ===============   ===============   ===============   ============
     Premiums:
        Life insurance                        $       124,539            95,564               497            29,472           1.69%
        Accident and health insurance                 488,584           119,240            15,676           385,020           4.07%
                                               --------------   ---------------   ---------------   ---------------   ------------
                 Total premiums               $       613,123           214,804            16,173           414,492           3.90%
                                               ==============   ===============   ===============   ===============   ============

See accompanying report of independent registered public accounting firm.

                                     PART C

                                OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

     The following financial statements are included in Part B of this registration statement:

AMERICAN FIDELITY SEPARATE ACCOUNT A

     Report of Independent Registered Public Accounting Firm
     Statement of Assets and Liabilities as of December 31, 2005
     Statement of Operations for the Year Ended December 31, 2005
     Statement of Changes in Net Assets for the Years Ended December 31,
       2005 and 2004
     Financial Highlights
     Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Report of Independent Registered Public Accounting Firm
     Consolidated Balance Sheets as of December 31, 2005 and 2004
     Consolidated Statements of Income for the Years Ended December 31,
       2005, 2004, and 2003
     Consolidated Statements of Stockholder's Equity for the Years Ended
       December 31, 2005, 2004, and 2003
     Consolidated Statements of Cash Flows for the Years Ended December 31,
       2005, 2004, and 2003
     Notes to Consolidated Financial Statements
     Schedule III - Supplementary Insurance Information
     Schedule IV - Reinsurance

         (b) Exhibits

Exhibit
Number
------

1.1 Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant. Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998.

1.2 Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to
       Exhibit 1.2 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998.

1.3 Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to Exhibit 1.3 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998.

3 Underwriting Contract between the Registrant and American Fidelity Securities, Inc. dated December 20, 1972. Incorporated by reference to
       Exhibit 3 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998.

4.1    Form of Variable Annuity Master Contract. Incorporated by reference to
       Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998.

4.2 Form of Variable Annuity Contract Certificate. Incorporated by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998.

5      Forms of Variable Annuity Application. Incorporated by reference to
       Exhibit 5 to Post- Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998.

6.1 Articles of Incorporation of American Fidelity Assurance Company, as amended. Incorporated by reference to Exhibit 6.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998.

6.2 Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant's registration statement on Form N-4 filed on April 24, 1998.

8.1 Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 44 to Registrant's registration statement on Form N-4 filed on January 11, 1999.

8.2 First Amendment to Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 48 to Registrant's registration statement on Form N-4 filed on April 30, 2001.

8.3 Second Amendment to Fund Participation Agreement dated July 16, 2002, amending Fund Participation Agreement dated December, 22, 1998. Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 50 to Registrant's registration statement on Form N-4 filed on April 29, 2003.

9*     Opinion and Consent of Counsel.

10*    Consent of Independent Registered Public Accounting Firm.

99*    American Fidelity Assurance Company organization chart.

* Filed herewith.


ITEM 25 -- DIRECTORS AND OFFICERS OF THE DEPOSITOR

                                          Positions and Offices
Name and Principal                        with American Fidelity
   Business Address                       Assurance Company
-----------------------------------       -------------------------------
Lynda L. Cameron                          Director
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

William M. Cameron                        Chairman, Chief Executive
2000 N. Classen Boulevard                 Officer and Director
Oklahoma City, Oklahoma  73106

David R. Carpenter                        Executive Vice President and
2000 N. Classen Boulevard                 Treasurer
Oklahoma City, Oklahoma  73106

William E. Durrett                        Senior Chairman of the Board
2000 N. Classen Boulevard                 and Director
Oklahoma City, Oklahoma  73106

Charles R. Eitel                          Director
One Concourse Parkway, Suite 800
Atlanta, Georgia  30328

Theodore M. Elam                          Director
10th Floor, Two Leadership Square
211 North Robinson
Oklahoma City, Oklahoma  73102

Stephen P. Garrett                        Senior Vice President, Chief
2000 N. Classen Boulevard                 Compliance Officer and
Oklahoma City, Oklahoma  73106            Secretary

Kenneth D. Klehm                          Senior Vice President
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

Alfred L. Litchenburg                     Executive Vice President
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

David R. Lopez                            Director
210 Park Ave., Suite 230
Oklahoma City, Oklahoma  73102

Paula Marshall-Chapman                    Director
2727 East 11th Street
Tulsa, Oklahoma  74104

John W. Rex                               President and Director
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

Galen P. Robbins, M.D.                    Director
11901 Quail Creek Road
Oklahoma City, Oklahoma  73120


ITEM 26 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
           REGISTRANT

       American Fidelity Assurance Company's organization chart is included as
Exhibit 99. The subsidiaries of American Fidelity Assurance Company reflected in the organization chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 27 -- NUMBER OF CONTRACT OWNERS

       As of March 1, 2006, there were 16,181 contract owners of qualified contracts and no contract owners of non-qualified contracts offered by the Registrant.

ITEM 28 -- INDEMNIFICATION

       (a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

       (b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

       (c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such defense.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29 -- PRINCIPAL UNDERWRITERS

       (a) American Fidelity Securities, Inc. is the sole underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, American Fidelity Separate Account C and American Fidelity Dual Strategy Fund, Inc.(R)

       (b) The following persons are the officers and directors of American Fidelity Securities. The principal business address for each of the following officers and directors is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Name and Principal
   Business Address             Positions and Offices with Underwriter
-----------------------------   ------------------------------------------------
David R. Carpenter              Director, Chairman, President, Chief Executive
                                Officer, Treasurer, and Investment Company and
                                Variable Contracts Products Principal

Marvin R. Ewy                   Director, Vice President, Secretary, and
                                Investment Company and Variable Contracts
                                Products Principal

Nancy K. Steeber                Director, Vice President, Chief Operations
                                Officer, and Investment Company and Variable
                                Contracts Products Principal

Shirley K. Williams             Assistant Vice President, Chief Financial
                                Officer, and Financial and Operating Principal

Katherine I. Leviant            Assistant Vice President, Chief Compliance
                                Officer, and Investment Company and Variable
                                Contracts Products Principal

Cherie L. Horsfall              Assistant Vice President, Operations Officer,
                                and Variable Contracts Products Principal

       (c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from the Registrant in 2005 were $317,976, representing the 3% sales fee deducted from purchase payments to the Registrant. It received no other commission or compensation from or on behalf of the Registrant during the year.

ITEM 30 -- LOCATION OF ACCOUNTS AND RECORDS

       The name and address of the person who maintains physical possession of the accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940 are:

                               David R. Carpenter
                     Executive Vice President and Treasurer
                       American Fidelity Assurance Company
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106

ITEM 31 -- MANAGEMENT SERVICES

       Not applicable.

ITEM 32 -- UNDERTAKINGS

                                  UNDERTAKINGS

       The Registrant hereby undertakes to:

       (a) file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

       (b) include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

       (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                 REPRESENTATIONS

       American Fidelity Assurance Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

       American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that American Fidelity Assurance Company has:

       1. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

       2. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

       3. Instructed sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of the potential participants;

       4. Obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 25, 2006.

                            AMERICAN FIDELITY SEPARATE ACCOUNT A (Registrant)
                            By: American Fidelity Assurance Company (Depositor)


                            By:  /s/ David R. Carpenter
                               -----------------------------------------------
                               David R. Carpenter, Executive Vice President


                            AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)


                            By:  /s/ David R. Carpenter
                               -----------------------------------------------
                               David R. Carpenter, Executive Vice President


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 25, 2006.

Signature                    Title
---------                    -----
                             Director
Lynda L. Cameron

/s/ William M. Cameron      Chairman, Chief Executive Officer and Director
William M. Cameron          (Principal Executive Officer)


/s/ David R. Carpenter       Executive Vice President and Treasurer (Principal
David R. Carpenter           Financial and Accounting Officer)


/s/ William E. Durrett       Senior Chairman of the Board and Director
William E. Durrett

                             Director
Charles R. Eitel

/s/ Theodore M. Elam         Director
Theodore M. Elam

/s/ David R. Lopez           Director
David R. Lopez

                             Director
Paula Marshall-Chapman

                             President and Director
John W. Rex

/s/ Galen P. Robbins         Director
Galen P. Robbins, M.D.

                                                       INDEX TO EXHIBITS
EXHIBIT
NUMBER                       DESCRIPTION                                                        METHOD OF FILING
------                       -----------                                                        ----------------

1.1      Resolution adopted by the Board of Directors of American Fidelity Assurance     Incorporated herein by reference
         Company on May 7, 1968, authorizing establishment of the Registrant.

1.2      Resolution adopted by the Board of Directors of American Fidelity Assurance     Incorporated herein by reference
         Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.

1.3      Resolution adopted by the Board of Managers of the Registrant on March 19,      Incorporated herein by reference
         1998, authorizing reorganization of the Registrant as a unit investment trust.

3        Underwriting Contract between the Registrant and American Fidelity
         Securities, Inc. dated December 20, 1972.                                       Filed herewith electronically

4.1      Form of Variable Annuity Master Contract.                                       Incorporated herein by reference

4.2      Form of Variable Annuity Contract Certificate.                                  Incorporated herein by reference

5        Forms of Variable Annuity Application.                                          Incorporated herein by reference

6.1      Articles of Incorporation of American Fidelity Assurance Company, as amended.   Incorporated herein by reference

6.2      Amended and Restated Bylaws of American Fidelity Assurance Company dated        Incorporated herein by reference
         November 24, 1997.

8.1      Fund Participation Agreement dated December 22, 1998 between Dual Strategy      Incorporated herein by reference
         Fund and American Fidelity Assurance Company.

8.2      First Amendment to Fund Participation Agreement dated December 22, 1998         Incorporated herein by reference
         between Dual Strategy Fund and American Fidelity Assurance Company.

8.3      Second Amendment to Fund Participation Agreement dated July 16, 2002,           Incorporated herein by reference
         amending Fund Participation Agreement dated December, 22, 1998.

9        Opinion and Consent of Counsel.                                                 Filed herewith electronically

10       Consent of Independent Registered Public Accounting Firm.                       Filed herewith electronically

99       American Fidelity Assurance Company organization chart.                         Filed herewith electronically